SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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TFS FINANCIAL CORPORATION
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To our Stockholders:
The 2018 annual meeting of stockholders of TFS Financial Corporation (the “Company”) will be held at the offices of Third Federal Savings and Loan, 7007 Broadway Avenue, Cleveland, Ohio 44105, on Thursday, February 22, 2018, at 9:00 a.m., local time, for the following purposes:

1.	To elect three directors, each to hold office for a three-year term and until his or her successor has been duly elected and qualified;

2.	To conduct an advisory vote on the compensation of our named executive officers;

3.	To reapprove the Company's Management Incentive Compensation Plan;

4.	To approve the Company's Amended and Restated 2008 Equity Incentive Plan;

5.	To ratify the selection of Deloitte & Touche LLP as the Company’s independent accountant for the Company’s fiscal year ending September 30, 2018; and

6.	To transact all other business that properly comes before the meeting.
Only stockholders of record at the close of business on December 26, 2017 will be entitled to notice of and to vote at the meeting or any adjournment thereof. You are invited to attend the annual meeting, and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date and sign the available proxy card and return it to the Company. Alternatively, you may vote via telephone or over the Internet.
All stockholders of record entitled to vote at the annual meeting should receive a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”). The Notice of Internet Availability will instruct you as to how you may access and review all of the important information contained in the proxy materials. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice of Internet Availability. The principal address of the Company is 7007 Broadway Avenue, Cleveland, Ohio 44105.
By order of the Board of Directors,
David S. Huffman
Secretary
January 9, 2018

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN THE AVAILABLE
PROXY CARD OR VOTE VIA TELEPHONE OR OVER THE INTERNET.

TFS FINANCIAL CORPORATION
7007 Broadway Avenue
Cleveland, Ohio 44105
PROXY STATEMENT
Our Board of Directors is providing this proxy statement to ask for your vote as a stockholder of TFS Financial Corporation (the “Company,” “we,” “us” or “our”) on certain matters to be voted on at our next annual meeting of stockholders, which will be held at the offices of Third Federal Savings and Loan, 7007 Broadway Avenue, Cleveland, Ohio 44105, on Thursday, February 22, 2018, at 9:00 a.m., local time. We are making these proxy materials, along with our 2017 Annual Report to Stockholders, available to you electronically on or about January 9, 2018.

ABOUT THE MEETING
What Is the Purpose of the Annual Meeting of Stockholders?
At our annual meeting of stockholders, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of three directors, an advisory vote on the compensation of our named executive officers, a proposal to reapprove the Company's Management Incentive Compensation Plan, a proposal to approve the Company's Amended and Restated 2008 Equity Incentive Plan and a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent accountant for the Company’s fiscal year ending September 30, 2018. We are not aware of any other matter that will be presented for your vote at the meeting.
Who Is Entitled to Vote?
Only stockholders of record at the close of business on the record date, December 26, 2017, are entitled to receive notice of and to vote the shares of our common stock that they held on the record date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder as of the record date to cast one vote on each matter acted upon at the meeting. As of the record date, the Company had outstanding 281,052,481 shares of common stock.
What if My Shares Are Held in the Third Federal Savings Associate Stock Ownership Plan or the Third Federal Savings 401(k) Savings Plan?
If you are a participant in the Third Federal Savings Associate Stock Ownership Plan (the “ASOP”) or the Third Federal Savings 401(k) Savings Plan (the “401(k) Plan”) and you own shares of our common stock through those plans, you have been provided voting instruction forms with respect to shares you may vote under those plans. Although the trustee or administrator for each plan votes all shares of our common stock held by that plan, each participant may direct the trustee or administrator how to vote the shares of our common stock allocated to his or her plan account. You must provide voting instructions to the trustee or administrator by February 17, 2018, for them to be effective. If you own shares of our common stock through either of these plans and do not provide voting instructions to the trustee or administrator by February 17, 2018, the respective trustee or administrator will vote the shares of common stock in accordance with the terms of the respective plans, which provide that the trustee or administrator will vote any shares of our common stock for which it has received no voting instructions in the same proportions as it votes the shares of our common stock for which it has received instructions from plan participants. You also may revoke previously given voting instructions prior to February 17, 2018, by filing with the trustee or administrator either written notice of revocation or a properly completed voting instruction form bearing a later date.
Who Can Attend the Meeting?
Only stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), your name does not appear in the Company’s records, and you will need to bring to the annual meeting a copy of your brokerage statement reflecting your ownership of shares of our common stock as of the record date in order to be admitted.

When and Where Is the Meeting?
The meeting will be held at the offices of Third Federal Savings and Loan, 7007 Broadway Avenue, Cleveland, Ohio 44105, on Thursday, February 22, 2018, at 9:00 a.m., local time. Parking is available in our visitor parking lot, which you can enter from Aetna Avenue.
What Constitutes a Quorum?
The presence at the meeting, either in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will represent a quorum, permitting the conduct of business at the meeting. Proxies received by the Company but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of establishing a quorum. A broker non-vote occurs if your shares are held in “street name” by a broker or nominee and the broker or nominee reports your shares as non-votes because you did not provide your broker or nominee with voting instructions for your shares.
What Vote Is Required to Approve Each Proposal, Assuming that a Quorum Is Present at the Annual Meeting of Stockholders?
Proposal One: Election of Directors.  The three nominees for director who receive the greatest number of affirmative votes will be elected directors, and abstentions and broker non-votes will not count as votes for any nominee for director.
Proposal Two: Advisory Vote on Executive Compensation. The Company is presenting an advisory vote on the compensation of its named executive officers. See page 37 under “Proposal Two: Advisory Vote on Executive Compensation” for additional information. If a majority of the votes cast on this proposal are cast in favor of approval, the proposal will be approved. Abstentions will be treated as votes cast and will have the same effect as a vote against approval. Broker non-votes are not considered votes cast either for or against approval. While our Board of Directors intends to consider carefully the stockholder vote resulting from this proposal, the final vote will not be binding on us and is advisory in nature.
Proposal Three: Reapproval of the Company's Management Incentive Compensation Plan. The Company's Management Incentive Compensation Plan must be reapproved by a majority of the votes cast at the meeting, in person or by proxy. Abstentions will be treated as votes cast and will have the same effect as a vote against approval. Broker non-votes are not considered votes cast either for or against approval.
Proposal Four: Approval of the Company's Amended and Restated 2008 Equity Incentive Plan. The Company’s Amended and Restated 2008 Equity Incentive Plan must be approved by: (i) a majority of the votes cast at the meeting, and (ii) a majority of the votes cast at the meeting by stockholders other than our mutual holding company, Third Federal Savings and Loan Association of Cleveland, MHC. Abstentions will be treated as votes cast and will have the same effect as a vote against approval. Broker non-votes are not considered votes cast either for or against approval.
Proposal Five: Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Accountant.  The Audit Committee of the Board of Directors plans to reappoint Deloitte & Touche LLP as the Company’s independent accountant to audit our financial statements for the fiscal year ending September 30, 2018, subject to the ratification of the appointment by our stockholders as required by our bylaws. See page 49 under “Proposal Five: Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Accountant” for additional information. If a majority of votes cast on this proposal are cast in favor of approval, the proposal will be approved. Abstentions will be treated as votes cast and will have the same effect as a vote against ratification. Broker non-votes are not considered votes cast and will not be counted either for or against ratification.
How Does Third Federal Savings and Loan Association of Cleveland, MHC Intend to Vote Its Shares?
All stockholder votes will include the vote of Third Federal Savings and Loan Association of Cleveland, MHC ("TFS, MHC"), which, as of December 26, 2017, owned 227,119,132 shares, or 80.8%, of our outstanding common stock. As such, the vote of TFS, MHC will be determinative of the outcome of any vote or election, except for the vote of stockholders other than TFS, MHC with respect to the Amended and Restated 2008 Equity Incentive Plan. TFS, MHC intends to vote for the election of the Board of Directors’ three nominees for director, to vote for the proposal to approve the compensation of our named executive officers, to vote to reapprove the Company's Management Incentive Compensation Plan, to vote to approve the Company's Amended and Restated 2008 Equity Incentive Plan, to vote for ratification of the selection of Deloitte & Touche LLP, and to vote in accordance with the recommendation of the Board of Directors on any other matter that properly comes before the meeting.

How Do I Vote?
You may cast your vote in person at the meeting or in any one of the following ways:
By Telephone:  You may call the toll-free number printed on the accompanying proxy card. Follow the simple instructions and use the personalized control number printed on your Notice of Internet Availability in order to vote your shares. You will be able to confirm that your vote has been recorded properly. Telephone voting is available 24 hours a day. If you vote by telephone, you should not return a proxy card.
Over the Internet:  You may visit the web site printed on the accompanying proxy card. Follow the simple instructions and use the personalized control number printed on your Notice of Internet Availability in order to vote your shares. You will be able to confirm that your vote has been recorded properly. Internet voting is available 24 hours a day. If you vote over the Internet, you should not return a proxy card.
By Mail:  You may mark, sign and date the accompanying proxy card and return it to the address provided on the proxy card.
If you sign, date and return the accompanying proxy card or vote by telephone or via the Internet, the shares of common stock represented by your proxy will be voted as you specify. If you return a signed and dated proxy card, but do not indicate how your shares of common stock should be voted, the shares of common stock represented by your proxy will be voted to elect the directors set forth under the caption “Election of Directors,” for approval of the proposal concerning the compensation of our named executive officers, for the reapproval of the Company's Management Incentive Compensation Plan, for the approval of the Company's Amended and Restated 2008 Equity Incentive Plan, and for ratification of the selection of Deloitte & Touche LLP as the Company’s independent accountant to audit our financial statements for the fiscal year ending September 30, 2018.
Will My Shares Be Voted if I Do Not Provide Instructions to My Broker?
If you are the beneficial owner of shares held in “street name” by a broker or other nominee, the broker or other nominee, as the record holder of the shares, is required to vote those shares in accordance with your instructions. Brokers and other nominees have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm is considered a routine matter for which brokers and other nominees may vote without specific instructions from their customers. We urge you to provide instructions to your broker or nominee so that your vote may be counted on these important matters. You should direct the vote of your shares by following the instructions provided on the voting instructions card you received from your broker or other nominee and return the voting instructions card to your broker or other nominee in a timely manner to ensure that your shares are voted on your behalf.
May I Revoke My Proxy or Change My Vote?
You may revoke or change your vote at any time before your proxy has been exercised by filing a written notice of revocation or a duly executed proxy bearing a later date with the Company at the Company’s principal address indicated on the attached Notice of Annual Meeting of Stockholders, by submitting another timely, later-dated vote by telephone or Internet or by giving notice of revocation to the Company in open meeting. However, your presence at the annual meeting alone will not be sufficient to revoke your previously-granted proxy or vote. Beneficial stockholders may revoke any prior voting instructions by contacting the broker or other nominee that holds their shares prior to the deadline provided in the voting instructions received from your broker or other nominee.
How Will the Proxy Solicitation Be Conducted?

This solicitation of proxies is made by and on behalf of the Board of Directors. The cost of the solicitation of your proxy will be borne by the Company. In addition to solicitation of proxies by mail and electronically, officers and associates of the Company may solicit proxies in person, by telephone or by facsimile. These officers and associates will not receive any additional compensation for their participation in the solicitation process.

PROPOSAL ONE: ELECTION OF DIRECTORS

The Board of Directors is divided into three classes, each consisting of a number of directors as nearly equal as possible. The total number of directors is currently fixed at nine. The directors in each class are elected for terms of three years so that the term of office of one class of directors expires at each annual meeting of stockholders. At this annual meeting of stockholders, the stockholders will consider the election of three directors each for a three-year term expiring in 2021, and until his or her successor is elected and qualified. The current terms of office of Anthony J. Asher, Ben S. Stefanski III and Meredith S. Weil will expire on the day of this annual meeting of stockholders. The Board of Directors has nominated each of these incumbent directors for election at the annual meeting of stockholders. At the meeting, unless you specify otherwise, the shares of common stock represented by your proxy will be voted to re-elect Anthony J. Asher, Ben S. Stefanski III and Meredith S. Weil.
If for any reason any of the nominees is unable to serve as a director at the time of the election (which is not expected), the shares of common stock represented by your proxy will be voted for the election of a substitute nominee recommended by the Board of Directors, acting as our nominating committee, if the Board makes any such recommendation. The following table sets forth information regarding our directors:

Name	Age	Positions Held in TFS Financial Corporation	Director Since	Term of Office Expires
Nominees for Director

Anthony J. Asher	79	Director	2008	2018
Ben S. Stefanski III (1)	45	Director	2010	2018
Meredith S. Weil	51	Director, Vice President	2014	2018

Directors Continuing in Office

Martin J. Cohen	64	Director	2006	2019
Robert A. Fiala	64	Director	2005	2019
William C. Mulligan	64	Director	2007	2020
Terrence R. Ozan	71	Director	2011	2020
John P. Ringenbach	68	Director	2015	2019
Marc A. Stefanski	63	Chairman of the Board, President, Chief Executive Officer and Director	1987	2020

(1) Ben S. Stefanski III is the nephew of Marc A. Stefanski.
The Board of Directors recommends that stockholders vote FOR the nominees for election set forth above.
Business Experience of Each Nominee for Director

Anthony J. Asher is the Chairman of Weston, Inc., one of the largest industrial property owners in the Cleveland, Ohio area, which Mr. Asher founded in 1971. Mr. Asher also founded one of the largest title agencies in the Cleveland area. This experience, combined with his background as an entrepreneur, provides invaluable skills used in his service on the Board and the Audit Committee.
Ben S. Stefanski III most recently served as the Director of CRM and Omnichannel Strategy at Patagonia Works,(formerly Patagonia, Inc.), a $1 billion outdoor retail company. Mr. Stefanski was employed by Patagonia Works between 2001 and 2017 and led a number of teams, including Patagonia Works’ E-Commerce, call centers and inventory groups. Mr. Stefanski has previously served on the board of the Third Federal Foundation. He is the nephew of Marc A. Stefanski and grandson of Ben and Gerome Stefanski, the founders of Third Federal Savings and Loan. Mr. Stefanski provides a retail and customer centric business perspective that is important to his service on the Board.

Meredith S. Weil joined Third Federal Savings and Loan in 1999 and serves as Vice President of the Company and has served as Chief Operating Officer of Third Federal Savings and Loan since 2012. Prior thereto, she held several senior management positions within Third Federal Savings and Loan, including that of regional manager of retail delivery operations, overseeing customer service and internet services, as well as marketing. She has worked in the banking industry since 1992, which included serving as Vice President of Strategic Management of Key Bank prior to joining the Company. Ms. Weil brings extensive business and banking experience to the Board and enhances the Board’s overall understanding of the Company and the industry.

Business Experience of Each Continuing Director

Martin J. Cohen has been a managing partner of H & M Management Company, a real estate management company, since 1975 and is manager and part owner of eight apartment communities. He has managed and owned other commercial and single family properties. Mr. Cohen also has previous financial-related experience in the banking industry, a former instructor of finance at Case Western Reserve and has maintained leadership positions in various trade and community organizations. These skills provide a useful resource in his service on the Board and the Audit Committee.
Robert A. Fiala is president of the architecture firm ThenDesign, which he founded in 1989. He is also a member of the Willoughby, Ohio, City Council, where he currently serves as Council Vice President and mayor-elect with plans to transition to the position of mayor of Willoughby in January 2018. Mr. Fiala is a current and past board member of several local nonprofit institutions. Mr. Fiala’s management and business experience in operating his own company and his extensive civic and community responsibilities bring extensive knowledge and business acumen, as well as knowledge of the local community served by the Company, to his service on the Board and the Compensation Committee.
William C. Mulligan has served as a managing director of Primus Capital Funds, a private equity firm, since 1987. Mr. Mulligan joined Primus Capital Funds in 1985 from McKinsey & Company, Inc., an international management consulting firm. Mr. Mulligan serves as a director of several private companies and one public company, Universal Electronics, Inc. Mr. Mulligan’s exposure to a wide range of companies and strategic acquisitions provides extensive business, financial and risk management skills that are important to his service on the Board and the Audit and Compensation Committees.
Terrence R. Ozan serves on the board of directors of multiple privately held companies. He retired from the board of Capgemini in 2014 after 14 years of service. Mr. Ozan served as Chief Executive Officer of North American operations and was an executive member of the Capgemini Global Management Committee prior to his retirement in 2003. Prior to the formation of Capgemini in 2000, Mr. Ozan was the Chief Executive Officer of worldwide consulting services for Ernst & Young and served on various boards and governance committees. In his nearly 30-year career at Ernst & Young, Mr. Ozan also directed many different domestic business units of the organization. Mr. Ozan’s extensive business and finance experience enhances the risk management and oversight functions of the Board and is important to his service on the Board and the Directors Risk Committee.
John P. Ringenbach has over 40 years of banking experience, including 18 years as chief operating officer of Third Federal Savings and Loan before retiring in 2012. Prior to joining Third Federal Savings and Loan, he was President and Chief Executive Officer of Commerce Exchange Bank, a company specializing in the small business market. He also spent 14 years at Ameritrust. Mr. Ringenbach's many years of service in the financial services area, including as an officer of Third Federal Savings and Loan, bring knowledge of the financial, operational and regulatory challenges that the Company faces, which provides a valuable resource to his service on the Board, as well as the Compensation Committee.
Marc A. Stefanski joined Third Federal Savings and Loan in 1982 and was elected Chairman of the Board and Chief Executive Officer in October 1987, succeeding his father in these positions. He was elected President of Third Federal Savings and Loan and the Company in 2000. Mr. Stefanski’s parents, Ben and Gerome Stefanski, founded Third Federal Savings and Loan in 1938. Mr. Stefanski’s values, leadership skills, extensive experience overseeing the growth of Third Federal Savings and Loan and the Company and extensive knowledge of the industry, the Company and the community are considered valuable assets to the Board of Directors.

CORPORATE GOVERNANCE
Meetings of the Board of Directors
During the fiscal year ended September 30, 2017, the Board of Directors met 11 times and the board of directors of Third Federal Savings and Loan, which consists of the same directors as the Board of Directors, met 12 times. During the fiscal year ended September 30, 2017, no director attended fewer than 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees on which the director served. The Company strongly encourages all of its directors to attend the annual meeting of stockholders. All directors serving at the time of last year’s annual meeting attended that meeting with the exception of Mr. Asher. The Board of Directors has established various standing committees, including an Audit Committee, Compensation Committee, Executive Committee and Directors Risk Committee. The full Board of Directors acts as the Company’s nominating committee.
Independent Directors
A majority of the members of the Board of Directors and all members of the Audit Committee, Compensation Committee and Directors Risk Committee are independent, as affirmatively determined by the Board of Directors consistent with the criteria set forth in the listing rules of the NASDAQ Stock Market, LLC (“NASDAQ”).
The Board of Directors conducts an annual review of director independence for all current nominees for election as directors and all continuing directors. In connection with this review, the Board of Directors considers all relevant facts and circumstances relating to relationships that each director, his or her immediate family members and their related interests had with the Company and its subsidiaries.
As a result of this review, the Board of Directors affirmatively determined that nominees Asher and Stefanski III and continuing directors Messrs. Cohen, Fiala, Mulligan, Ozan and Ringenbach are independent. The Board of Directors determined that nominee Ms. Weil and continuing director Mr. Stefanski are not independent because they are associates of the Company.
Board Leadership Structure and Risk Oversight
Pursuant to the Company’s bylaws, the Board of Directors is responsible for the selection of a Chairman of the Board and a President of the Company, and may further designate the Chairman of the Board as an officer.

Mr. Stefanski currently serves as our Chairman of the Board, President, and Chief Executive Officer. The Board of Directors believes that this structure provides the optimal leadership model for us. Combining the Chairman of the Board and President and Chief Executive Officer roles fosters accountability, effective decision-making and alignment of interests of the Board of Directors and management. Mr. Stefanski also is able to use the in-depth focus and perspective gained in his executive function to assist the Board of Directors in addressing both internal and external issues affecting the Company. This structure also allows a single person to act as a spokesperson for the Company and to represent and speak on our behalf to our customers, employees and regulators. It also best leverages Mr. Stefanski’s unique attributes and heritage as his family’s name and history are an important part of our brand image.
While the Board of Directors does not have a lead independent director, it feels that having a majority of independent directors, a discrete and independent committee system and periodic meetings of non-management directors in executive session permits the Board to maintain effective oversight of the Company’s management. The Board of Directors periodically reviews its leadership structure to ensure that it meets the Company’s needs.
The Board of Directors monitors the risks inherent in the Company’s business model and internal operations, including risk relating to changes in interest rates, risk relating to the Company’s investments, risk relating to the Company’s lending activities and risk arising from the Company’s compensation policies and practices.
Because a majority of the Company’s assets and liabilities are monetary in nature, the Company’s most significant form of risk, and thus the risk most important to manage, is interest rate risk. In general, our assets, consisting primarily of mortgage loans, have longer maturities than our liabilities, consisting primarily of deposits. As a result, a principal part of our business strategy is to manage interest rate risk and limit the exposure of our net interest income to changes in market interest rates. Accordingly, the Directors Risk Committee of the Board of Directors has established risk management guidelines and directed the formation of an Asset/Liability Management Committee consisting of members of management. The Directors Risk Committee is responsible for evaluating the interest rate risk inherent in our assets and liabilities, and for determining the level of risk that is appropriate, given our business strategy, operating environment, capital, liquidity and performance objectives.

The Asset/Liability Management Committee is responsible for managing this risk consistent with the guidelines approved by the Directors Risk Committee. The Asset/Liability Management Committee meets monthly and provides reports of its proceedings to the Directors Risk Committee.
The Company is also exposed to risk from the assets in which it invests. As part of its risk oversight, the Directors Risk Committee is responsible for establishing and overseeing the Company’s investment policy, which is reviewed at least annually by management, and any changes to the policy are subject to approval by the Directors Risk Committee. This policy dictates that investment decisions be made based on the safety of the investment, liquidity requirements, potential returns, the ability to provide collateral for pledging requirements, and consistency with our interest rate risk management strategy. Third Federal Savings and Loan also maintains an Investment Committee made up of members of management, which oversees investing activities and strategies and policies. The management Investment Committee meets quarterly, or more frequently as necessary, and provides reports of its proceedings to the Directors Risk Committee.
A third category of risk to which the Company is exposed is risk from its lending activities. As part of its risk oversight, the Board of Directors has established underwriting standards and loan origination procedures, including loan approval limits. The Board of Directors has delegated authority to its Executive Committee to review and delegate authority to certain employees of the Company to consider and approve loans within their designated authority. On an annual basis, the Board of Directors reviews and approves the underwriting standards and loan origination procedures.
In addition, the Directors Risk Committee oversees the Company’s risk management processes and has responsibilities with respect to risk management oversight, including responsibilities with respect to interest rate, investing and lending risk. Although it does not directly supervise the Company’s Investment Committee or Asset/Liability Management Committee, the Directors Risk Committee is responsible for the regular review of their guidelines, policies and deliberations. The Directors Risk Committee also reviews the Company’s strategies, policies and practices to identify, assess, report and manage other risk exposures and considers similar risk assessments presented to it by the Company’s internal management risk committee.
The Audit Committee is also involved in the risk management process. The Audit Committee annually reviews and approves the processes used by our internal audit department in developing our annual risk assessment, discusses any areas of high risk identified during an audit, inquires into significant risks facing the Company, and discusses independently with management the Company’s policies with respect to risk assessment and risk management.
As part of our incentive compensation program, the Compensation Committee has discretion to reduce the amount payable from the incentive pool based on the results of our on-going enterprise-wide risk assessment. In addition, the Company uses only non-commissioned associates to gather loan applications and underwrite and process loan requests. These measures are designed to reduce incentives for employees to cause the Company to take undue risk.
The Compensation Committee and management have assessed our compensation policies and practices and do not believe that they are reasonably likely to have a material adverse effect on the Company.
Executive Session
The non-management members of the Board of Directors meet periodically in executive session.

Committee Membership and Roles
The following table provides details with respect to committee membership and roles as of September 30, 2017:

	Audit(1)	Compensation	Directors Risk	Executive	Nominating
Anthony J. Asher	☑				☑
Martin J. Cohen	☑				☑
Robert A. Fiala		☑(2)			☑
William C. Mulligan	☑(2)(3)	☑		☑	☑
Terrence R. Ozan			☑(2)		☑
John P. Ringenbach		☑		☑	☑
Marc A. Stefanski				☑(2)	☑
Ben S. Stefanski III			☑		☑
Meredith S. Weil					☑

(1) The Audit Committee also serves as our Qualified Legal Compliance Committee.
(2) The Committee chairperson.
(3) Mr. Mulligan also serves as our “audit committee financial expert.”

Audit Committee
The Audit Committee consists of Messrs. Mulligan (Chairman), Asher and Cohen. The Audit Committee is responsible for providing oversight relating to our financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board of Directors. The Audit Committee also serves as our Qualified Legal Compliance Committee. Each member of the Audit Committee is independent under the NASDAQ listing rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Board of Directors has determined that Mr. Mulligan is an “audit committee financial expert” as that term is defined by the rules and regulations of the Securities and Exchange Commission. The Audit Committee met four times during the fiscal year ended September 30, 2017.
A current copy of the Audit Committee’s charter is available on the Company’s website, www.thirdfederal.com, under “Investor Relations” and a written copy is available to stockholders upon written request to the Company, to the attention of Investor Relations, at 7007 Broadway Avenue, Cleveland, Ohio 44105.
Compensation Committee
The members of the Compensation Committee of the Board of Directors (the “Committee”) are Messrs. Fiala (Chairman), Mulligan and Ringenbach.
Each member of the Compensation Committee is independent under the NASDAQ listing rules. All three members of the Committee served on the Committee throughout the fiscal year ended September 30, 2017, during which the Committee held six meetings.
The Committee is responsible for assisting the Board of Directors in the following areas:

•
Reviewing and approving the goals and objectives relevant to the compensation of the Chief Executive Officer and the Company’s other executive officers and ensuring those goals are aligned with the Company’s short- and long-term objectives;

•	Reviewing, at least annually, the structure of and compensation opportunities available under the Company’s executive and associate compensation plans in light of the Company’s goals and objectives;

•	Evaluating the risks arising from the Company’s compensation policies and practices to determine whether they are reasonably likely to have a material adverse effect on the Company;

•	Reviewing and approving salary, annual and long-term incentive compensation targets, performance objectives and payments for the executive officers of the Company;

•
Evaluating, at least annually, the performance of the executive officers in light of the Company’s strategic plan and the goals and objectives of the Company’s executive compensation plans and establishing future compensation levels based upon this evaluation;

•	Reviewing and approving grants and awards to the executive officers and other participants under equity-based compensation plans, based on achievement of pre-determined goals and objectives;

•	Reviewing and approving compensation for members of the Board of Directors and any of its committees; and

•	Reviewing and approving any employment agreement or severance agreement to be made with any existing or prospective executive officer of the Company.
The Committee engages an independent compensation consultant to assist in the design of the Company’s compensation program and the review of its effectiveness.
A copy of the Committee’s charter is available on the Company’s website, www.thirdfederal.com, under “Investor Relations” and a written copy is available to stockholders upon written request to the Company, to the attention of Investor Relations, at 7007 Broadway Avenue, Cleveland, Ohio 44105.
Directors Risk Committee
The Directors Risk Committee consists of Messrs. Ozan (Chairman) and Stefanski III. The Directors Risk Committee is responsible for providing oversight and monitoring relating to our risk management practices, procedures and tolerances. The Directors Risk Committee held five meetings during the fiscal year ended September 30, 2017.
A copy of the committee’s charter is available on the Company’s website, www.thirdfederal.com, under “Investor Relations” and a written copy is available to stockholders upon written request to the Company, to the attention of Investor Relations, at 7007 Broadway Avenue, Cleveland, Ohio 44105.
Executive Committee
The Executive Committee, which currently consists of Messrs. Stefanski (Chairman), Mulligan and Ringenbach, possesses the power of the Board of Directors during intervals between meetings of the Board of Directors in order to address various items, including approval of various policies and guidelines and significant agreements and contracts. The Executive Committee does not possess the power to fill vacancies on the Board of Directors or any Board of Directors committees. The Executive Committee held twelve meetings during the fiscal year ended September 30, 2017.
Nominating Committee
The Board of Directors has determined that the Company is a “controlled company,” as defined in the NASDAQ corporate governance rules, because TFS, MHC currently owns more than 50% of our common stock. Therefore, the full Board of Directors acts as our nominating committee and does not have a separate nominating committee charter. The Board of Directors met once in this capacity during the fiscal year ended September 30, 2017. In that capacity, the Board of Directors recommended a slate of nominees for election by stockholders at the Company’s 2018 annual meeting of stockholders.
As set forth in our Policy and Procedures for Stockholder Recommendations for Director Candidates (the “Policy”), the Board of Directors will consider suggestions forwarded by stockholders to the Secretary of the Company concerning qualified candidates for election as directors. To recommend a prospective nominee for the Board of Directors’ consideration, a stockholder may submit the candidate’s name, qualifications and other pertinent information required by the Policy to the Company’s Secretary at the following address: 7007 Broadway Avenue, Cleveland, Ohio 44105. To be timely, the submission must be received by the Secretary at least 150 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders.
Under our bylaws, no nomination for director, except one made by the Board of Directors, will be voted upon unless the nomination is made in writing and delivered to the Company’s Secretary at least 30 days prior to the date of the annual meeting. Upon delivery, a nomination will be posted in a conspicuous place in each office of the Company. Ballots bearing the names of all persons nominated by the Board of Directors and by stockholders will be provided for use at the annual meeting. If the Board of Directors fails or refuses to act in regard to nominations for directors at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any holder of shares of common stock entitled to vote, and will be voted upon.

The Board of Directors has recommended for election each of the nominees identified in “Proposal One: Election of Directors” on page 4.
A current copy of the Policy is available on the Company’s website, www.thirdfederal.com, under “Investor Relations” and a written copy is available to stockholders upon written request to the Company, to the attention of Investor Relations, at 7007 Broadway Avenue, Cleveland, Ohio 44105.

The Board of Directors has not established specific minimum qualifications that a candidate must have in order to be recommended for election to the Board of Directors. However, in determining qualifications for new directors, the Board of Directors will consider a potential director’s qualification as independent under the NASDAQ listing rules, as well as his or her age, skill and experience in the context of the needs of the Board of Directors. While the Board of Directors does not have a specific policy with regard to its consideration of diversity of its members, diversity is one of many factors taken into account when considering potential candidates to serve on the Board of Directors.
When evaluating a candidate, the Board of Directors considers those attributes most likely to serve the interests of the Company and its stockholders. Those characteristics among members of the Board of Directors will ideally reflect a balance of professional and personal backgrounds that contribute to the Board of Directors’ performance of its functions in the highly competitive and closely regulated industry in which the Company operates. If the Board of Directors believes that a potential candidate may be an appropriate nominee to the Board, the Board will seek to learn more about the candidate’s qualifications, background and interest in serving on the Board, and the candidate has the opportunity to learn more about the Company, the Board of Directors and its governance practices.
Code of Conduct and Code of Ethics
The Company has adopted policies governing the activities of both the Company and Third Federal Savings and Loan, including a code of conduct and a code of ethics for senior financial officers. The code of conduct applies to all associates and directors, and addresses conflicts of interest, the treatment of confidential information, general associate conduct and compliance with applicable laws, rules and regulations. The code of ethics for senior financial officers applies to the Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer, and addresses adherence to standards of integrity and professionalism when conducting and reporting the Company’s financial affairs. In addition, the codes are designed to deter wrongdoing and to promote honest and ethical conduct, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The codes are posted on the Company’s website, www.thirdfederal.com, under “Investor Relations.” Any waiver of any provision of either code granted to an executive officer or director may be made only by the Board of Directors. There were no waivers granted during fiscal year 2017.

REPORT OF THE AUDIT COMMITTEE.
The Audit Committee reviews the Company’s financial reporting practices on behalf of the Board of Directors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The Company’s independent accountant is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States of America.
The Audit Committee has:

•	Reviewed and discussed with management the audited financial statements of the Company contained in its Annual Report on Form 10-K for the fiscal year ended September 30, 2017;

•	Discussed with the Company’s independent accountant the matters required to be discussed by Auditing Standard No. 16 (Communications with Audit Committees); and

•
Received the written disclosures and the letter from the Company’s independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended September 30, 2017, be included in the Company’s Annual Report on
Form 10-K, filed with the Securities and Exchange Commission (the “SEC”).
Audit Committee
William C. Mulligan, Chairman
Anthony J. Asher
Martin J. Cohen

EXECUTIVE COMPENSATION
Executive Summary
The Company continued to experience positive trends in many of its loan performance measures during fiscal year 2017, including continued increased levels of recoveries of previously charged off loans, resulting in a credit for loan losses of $17.0 million for the year. Fiscal year 2016 had a credit for loan losses of $8.0 million. For fiscal year 2017, the Company's net income was $88.9 million, which is an increase of $8.3 million from the net income in fiscal year 2016. This increase is largely the result of the improvement in the provision for loan losses, combined with an increase in net interest income and partially offset by an increase in non-interest expenses. The Company's total assets increased by $786.5 million, or 6%, for the year. The Company also increased its dividend in the quarter ended September 30, 2017 and continued its stock repurchase program.
The Company continues to review and refine, as necessary, its compensation plans and programs in an effort to enable those plans and programs to support the achievement of the Company’s strategic goals and link the payouts made to executive officers with the Company’s financial performance. Among other positive practices the Company has adopted, the Company:

•	Awards any annual performance-based cash bonus based on the Company’s net income (subject to certain adjustments), a key metric of Company performance and indicator of stockholder return;

•	Undertakes a risk assessment analysis in determining the annual performance-based cash bonus, which allows for downward adjustment of the bonus pool available to named executive officers; and

•	Does not maintain employment or severance agreements with any of the named executive officers.
Compensation Discussion and Analysis
Overview
The following discussion and analysis should be read in conjunction with the information presented in the compensation and award tables, the footnotes to those tables and the related disclosures appearing later in this proxy statement. The tables and related disclosures contain specific information about the compensation earned or paid during the fiscal year ended September 30, 2017. The Committee engages an independent compensation consultant, Exequity LLP (the “Compensation Consultant”), to advise it on the Company’s compensation programs. The Committee has reviewed the independence of the Compensation Consultant and does not believe that the services provided by the Compensation Consultant raise any conflicts of interest.
The tables and related disclosures that follow cover the following individuals, whom we refer to as our named executive officers:

•	Marc A. Stefanski, Chairman of the Board, President and Chief Executive Officer;

•	David S. Huffman, Chief Financial Officer and Secretary;

•	Meredith S. Weil, Vice President of the Company and Chief Operating Officer, Third Federal Savings and Loan;

•	Cathy W. Zbanek, Vice President of the Company and Chief Marketing & Human Resources Officer, Third Federal Savings and Loan; and

•	Paul J. Huml, Chief Operating Officer and Chief Accounting Officer.
Each of the named executive officers is an officer of the Company and is employed by Third Federal Savings and Loan as of the end of the fiscal year 2017. Of the total compensation paid to each named executive officer, a portion of such compensation is allocated as being paid by the Company while the remainder is allocated as being paid by Third Federal Savings and Loan. All discussion of compensation paid to the named executive officers refers to the combined amount of compensation paid by the Company and Third Federal Savings and Loan.
The compensation and benefits payable to the Company’s directors and executive officers are established by or under the supervision of the Committee. During the fiscal year ended September 30, 2017, the Committee consisted of three members, Robert A. Fiala (Chairman), William C. Mulligan and John P. Ringenbach, each of whom is an independent director within the meaning of the NASDAQ listing rules, a disinterested director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and, with the exception of Mr. Ringenbach, a “non-employee director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). As a former officer of the Company, Mr. Ringenbach does not meet the definition of a "non-employee" director within the Code and does not vote on actions affecting the tax deductibility of compensation.
The purposes of the Committee, among others, are to discharge the Board of Directors’ responsibilities relating to compensation of the Company’s directors and executive officers and to approve and evaluate the director and executive officer compensation plans, policies and programs of the Company. The Committee’s charter provides that the Committee will generally meet quarterly or as needed. During fiscal year 2017, the Committee held six meetings. The agenda for each meeting is established by the Chairman of the Committee. The Committee frequently invites members of senior management and outside advisors, as necessary, to report on matters of interest to the Committee and to participate as requested in its deliberations. In addition, the Committee meets in executive session without management as needed.
Compensation Philosophy and Objectives
In making decisions with respect to compensation for our named executive officers and other executives, the Committee is guided by the following philosophies and objectives:

•
We must attract, retain and motivate superior associates, including executives, for our flat business structure to be effective. Our flat business structure is intended to provide a framework for effective and prompt decision making, associate job satisfaction, the sharing of resources and the ability to respond quickly to changes in the marketplace.

•
Our compensation program should be competitive and comprehensive, consist of base salary, annual incentives, long-term incentives and benefits, and support our operating strategy of emphasizing teamwork and personal and professional enhancement through efficiency and cross-training our associates throughout the Company.

•
Our compensation program should motivate and reward our executives for sustained performance through the use of performance-based cash and equity compensation tied to short and long-term goals designed to facilitate the achievement of the Company’s business objectives and the enhancement of stockholder value.

•	Our compensation program should be designed to eliminate any incentive for our executive officers to cause the Company to take undue risk.
Compensation Setting Process
We manage our business with a long-term view. Considerations that we evaluate carefully in our effort to design a compensation program that is in the best interests of the Company and its stockholders include, without limitation, the Company’s financial performance, conditions in our industry and compensation features necessary to attract and retain superior executives, including competitive considerations in our industry.
On an annual basis, the Committee reviews and recommends compensation levels for executive officers based on the considerations described above.
For fiscal year 2017, the Committee retained the Compensation Consultant to assist the Committee in its compensation review. The Committee reviewed pay information within its comparator group, which includes companies that reflect the current market of publicly traded regional banks and thrifts and mortgage financing companies with assets ranging from $4 billion to $23 billion. (The Company’s assets at September 30, 2017 were $13.7 billion.) The companies included in the comparator group for fiscal year 2017 were as follows:

• Astoria Financial Corporation	• IBERIABANK Corporation
• BancorpSouth, Inc.	• International Bancshares Corporation
• Bank of Hawaii Corporation	• Investors Bancorp, Inc.
• BankUnited, Inc.	• Nationstar Mortgage Holdings, Inc.
• Beneficial Bancorp Inc.	• Northwest Bancshares Inc.
• Brookline Bancorp, Inc.	• PrivateBancorp, Inc.
• Capitol Federal Financial, Inc.	• Provident Financial Services, Inc.
• Cathay General Bancorp	• TCF Financial Corporation
• EverBank Financial Corp.	• UMB Financial Corporation
• First BanCorp	• Umpqua Holdings Corporation
• Flagstar Bancorp Inc.	• Valley National Bancorp
• Fulton Financial Corporation	• Washington Federal, Inc.
• Hancock Holding Company	• Wintrust Financial Corp.
In order to obtain more robust competitive information and relevant data, the Committee also reviewed pay information for a subset of the comparator group comprised of those companies with an asset size between $10 billion and $23 billion. The review did not reflect any significant changes to median compensation, and thus supported the findings of a larger comparator group.
The Committee does not set compensation for our executives at a pre-determined level in relation to the group, such as the median level of compensation reported by the group, or by applying a formula to the compensation reported by the group. Instead, as the first step in the compensation setting process, the Committee reviews the compensation data for the comparator groups to assess the competitiveness of the Company’s compensation programs and its ability to achieve the objectives of its compensation programs.
In making determinations on the mix and amount of executive compensation, the Committee reviews all components of executive compensation for each individual and uses tally sheets to assist in the process. The Committee believes that the total compensation opportunity available to executive officers should consist of base salary, short-term performance-based cash bonuses, long-term incentives, retirement and other executive benefits, and perquisites. The Committee has no mandatory policy for the allocation among base salary, short-term performance-based cash bonuses, and long-term incentives. The named executive officers hold restricted stock units and stock options granted in fiscal 2017 and prior years that create a strong link between executive compensation and long-term stockholder value creation and encourage long-term retention. To motivate and reward current-year performance, a significant percentage of total earnable cash compensation for the Company’s executive officers, including the named executive officers, during fiscal year 2017 was allocated to annual performance-based cash bonus awards.
As part of the compensation-setting process, the Committee reviews with Mr. Stefanski the compensation data for his direct reports and considers Mr. Stefanski’s recommendations for them. In addition to reviewing individual performance, Mr. Stefanski’s review attributes significant weight to how the named executive officers performed as a team, because of the Company’s culture of rewarding teamwork. As a result, in addition to relative job responsibilities, internal pay equity plays a significant role in the Committee’s analysis of compensation for the named executive officers (other than Mr. Stefanski, as explained below) and its final determination of compensation. In making its final determinations, the Committee was less focused on market pay for each individual executive officer (other than Mr. Stefanski), and more focused on how the aggregate pay of the named executive officers (other than Mr. Stefanski) compared to aggregate market values.
As Chairman and Chief Executive Officer, Mr. Stefanski’s compensation is significantly higher than that of the other named executive officers because of his scope of responsibility, his tenure and experience with the Company and his impact on the performance of the Company. Mr. Stefanski also is an integral part of our marketing campaign as spokesman, and his family’s name is an important part of our brand image.

Elements of Compensation
The following elements were included in our compensation program for named executive officers during fiscal year 2017:

Element of Compensation	Description	Key Objectives Promoted

Annual Compensation
• Base Salary	Fixed annual compensation paid in accordance with our regular payroll procedures during the year.	Designed to be market competitive and enable the Company to attract and retain talented associates.

• Annual Performance-based Cash Bonuses for Named Executive Officers
Variable cash bonuses. Bonuses for the named executive officers are based on the net income of the Company, adjusted for certain pre-identified factors deemed to be beyond the executives’ control, and subject to reductions based on changes in certain risk factors of the Company over the fiscal year.
Designed to motivate and reward achievement of short-term financial, operational and strategic business goals.

Long-Term Compensation
• Stock Options	Right to purchase common stock at a set price for a period of time after the right vests.	Designed to be market competitive, motivate and reward achievement of stock price growth, and align associates’ interests with those of the Company’s stockholders. Also designed to retain executives.

• Restricted Stock Units	Units representing a right to receive shares of common stock that vest as a result of continued employment for a stated period of time.	Designed to retain executives, motivate and reward achievement of stock price growth and align associates’ interests with those of the Company’s stockholders.

Element of Compensation	Description	Key Objectives Promoted
Other Compensation Elements
• Third Federal Savings 401(k) Plan
A 401(k) retirement savings plan that enables associates to defer up to 75% of their compensation with a Company matching contribution of up to 4% of an associate’s contributions. The 401(k) Plan also provides profit sharing contributions as determined by the Board, but no profit sharing contributions were made in fiscal year 2017. The Company also may make discretionary contributions, as determined by the Board, to the 401(k) Plan on behalf of eligible associates. In fiscal year 2017, the Company made discretionary contributions to the 401(k) Plan equal to 2.5% of each eligible associate’s base salary.
Designed to be market-competitive and enable the Company to attract and retain talented associates.

• Benefit Equalization Plan
A retirement savings plan that enables executives to defer a portion of their cash compensation and provides Company matches and profit sharing contributions that would have been payable under the 401(k) Plan, but for certain limits established by law.
Designed to enable the Company to attract and retain talented executives.

• Associate Stock Ownership Plan
A plan that awards our associates shares of common stock of the Company. Pursuant to the plan, every eligible associate, including each executive, receives an equal number of shares of common stock on an annual basis.
Designed to help align associates’ interests with those of the Company’s stockholders.

• Other Benefits	Health, life and disability insurance benefits.	Designed to be market-competitive and enable the Company to attract and retain talented associates.

• Perquisites	Personal benefits provided to executives, such as financial, retirement and estate planning programs, payment of membership fees, home security and a company car program.	Designed to be market competitive and to facilitate executive’s attention to the Company’s business.

Base Salary.  The Company defines base salary as a “fixed” rate of pay that associates, including the named executive officers, receive in exchange for sustained performance of job duties and responsibilities over time. Base salary is intended to enable the Company to attract and retain the highest quality professionals in their fields. The Company reviews the base salary of its executive officers annually. In the first quarter of fiscal year 2017, the Compensation Committee, with advice from the Compensation Consultant and, with respect to named executive officers other than himself, Mr. Stefanski, adjusted the base salaries of each of the named executive officers. The amount of the increases, except for Mr. Stefanski's increase, was based on the Committee's analysis of the aggregate salaries of the executive officers as compared to the market. The amount of the increase for Mr. Stefanski was based on the Committee's desire to generally maintain his overall compensation, but shift focus from long-term incentives given his 35 years of service and the significant amount of long-term incentives he holds. In addition, Mr. Stefanski's salary had not been adjusted since 2009. The base salary for each named executive officer is as set forth below:

Named Executive Officer	2016 Salary	2017 Salary	Percentage Increase in Salary
Marc A. Stefanski	$1,080,000	$1,500,000	39%
David S. Huffman	$467,501	$486,201	4%
Meredith S. Weil	$495,000	$514,800	4%
Cathy W. Zbanek	$418,001	$434,721	4%
Paul J. Huml	$330,001	$343,201	4%
Annual Performance-based Cash Bonuses for Named Executive Officers.  Under the Company’s Management Incentive Compensation Plan, the named executive officers listed in the table above were eligible to receive annual performance-based cash bonuses in fiscal year 2017. The potential bonuses under this plan for fiscal year 2017 are correlated directly to the net income of the Company during the applicable annual period, subject to certain adjustments. This plan is intended to provide an incentive based on performance and payout amounts that are competitive with the market.
For fiscal year 2017, the bonuses under the Management Incentive Compensation Plan were based primarily upon objective criteria. This plan was structured to satisfy the requirements for the “performance-based compensation” exception to the $1,000,000 limitation on deductibility of compensation under Section 162(m) of the Code.
Under this plan for fiscal year 2017, net income may be adjusted to eliminate the effect, positive or negative, of (i) unexpected events outside the control of the named executive officers relating to taxes, regulatory assessments and pension or medical coverage charges, sales of loans and discharges through bankruptcy proceedings of borrowers’ obligations under performing loans and (ii) changes in accounting principles. In determining net income for purposes of establishing the incentive pool, the budgeted amount for the foregoing items will be used where there is a variance of more than $1 million (on an after-tax basis). Additional information regarding the adjustments made to net income for bonus purposes for fiscal year 2017 is included in the table on page 19.

For 2017, the Company established a target “incentive pool” of $3,653,923. That target was calculated using a formula equal to the sum of 125% of Mr. Stefanski's base salary plus 100% of the other named executive officers' collective base salaries. For fiscal year 2017, the actual incentive pool was calculated based on how the amount of adjusted net income of the Company compared to the Company's budget. Subject to the Committee's discretion to reduce the amount payable after evaluating risk factors discussed later in this section, the actual incentive pool was:

Adjusted Net Income as a % of Budgeted Net Income	Percentage of Target Incentive Pool
Below 20% of budget	0%
Between 20% and 110% of budget (1)	20% to 110% (1)
Greater than 110% of budget	110%
(1) Performance between thresholds was interpolated.
The Committee determined that for fiscal year 2017, the incentive pool would be distributed to the named executive officers with the following percentages:

Named Executive Officer	Percentage of Incentive Pool
Marc A. Stefanski	51.31%
David S. Huffman	13.31%
Meredith S. Weil	14.09%
Cathy W. Zbanek	11.90%
Paul J. Huml	9.39%
The percentage of the incentive pool allocated to each participant was based on the Committee’s judgment in reviewing market data for the executives' positions, the executives’ salaries, and the desire to support the Company’s culture of rewarding teamwork. As such, the Committee established a relationship of desired annual bonuses as a percentage of base salary that would be awarded to each executive. Mr. Stefanski’s direct reports were ascribed a share of the bonus pool proportionate to their respective base salaries. Thus, the pool allocation would provide each executive with an annual performance-based bonus that represented the same percentage of his or her base salary earned during the period as the percentage for each other executive. Given Mr. Stefanski’s role with the Company and reflecting relevant market data, Mr. Stefanski’s portion of the pool was established to deliver 125% of the amount received by his direct reports when stated as a percentage of base salary. Thus, if each of Mr. Stefanski’s direct reports were to receive a bonus of 40% of base salary, Mr. Stefanski would receive a bonus of 50% of base salary.
The maximum bonus that could be paid to Mr. Stefanski for fiscal year 2017 was $2,062,500 and the maximum bonus that could be paid to each other named executive officer for fiscal year 2017 was 110% of his or her base salary.
In determining the actual bonus payment to be made to the named executive officers, the Committee has discretion to reduce the amount payable from the incentive pool based upon an enterprise-wide risk assessment. This risk assessment consists of a review of the compliance, credit, interest rate, liquidity, technology operational, price, reputational, and strategic risks of the Company. These risks are reviewed from multiple perspectives with a year-over-year trend line comparison playing a significant role in the evaluation. The management’s risk committee prepares the analysis and presents it to the Directors Risk Committee for its review and approval. Following the Directors Risk Committee review and approval, the risk analysis is reviewed by the Committee and used to determine whether the bonus pool should be reduced. Because of its ability to reduce bonuses and the fact that bonuses are capped, the Committee believes that the bonus program is designed to reduce incentive for the executive officers to cause the Company to take undue risk. For fiscal year 2017, the Committee reviewed the enterprise-wide risk assessment and the year-over-year trend line comparison and determined that no significant negative change in the Company’s risk profile occurred during the year. As such, the Committee did not reduce the bonus payments to be made to the named executive officers from the incentive pool for fiscal year 2017.

Adjusted net income for fiscal year 2017 was approximately $86.9 million and budgeted net income was $65.0 million, which resulted in an incentive pool of $4,019,315 for fiscal year 2017. The following table provides a detailed reconciliation from reported to adjusted net income for fiscal year 2017:

	For fiscal year ended September 30, 2017
	(dollars in thousands)
Description	Income Before Income Taxes	Income Taxes	Net Income
Amounts reported in the audited financial statements	$133,341	$44,464	$88,877

The net impact of excluding gains on the sale of loans, as offset by increased mortgage servicing rights amortization	(3,051)	(1,068)	(1,983)

Adjusted amounts used to compute incentive pool	$130,290	$43,396	$86,894

In assessing the performance of executive officers other than Mr. Stefanski, the Committee requested and received advisory input from Mr. Stefanski.
The total dollar amount of bonuses approved for the named executive officers for fiscal year 2017 was as follows:

	Actual	Target	Bonus as a
Named Executive Officer	Bonus	Bonus	Percentage of Target
Marc A. Stefanski	$2,062,500	$1,875,000	110%
David S. Huffman	$534,821	$486,201	110%
Meredith S. Weil	$566,280	$514,800	110%
Cathy W. Zbanek	$478,193	$434,721	110%
Paul J. Huml	$377,521	$343,201	110%

Long-Term Incentives.  In fiscal year 2017, the Committee, with advice from the Compensation Consultant, awarded equity grants to each named executive officer under the TFS Financial Corporation 2008 Equity Incentive Plan (the “2008 Equity Incentive Plan”). The objectives of equity grants under the 2008 Equity Incentive Plan are to:

•	Link executive compensation and our long-term stock price performance;

•	Better align our executives’ interests with our stockholders’ interests; and

•	Provide opportunity for long-term compensation that is competitive with the companies in the comparator group and sufficient to attract and retain executive talent to manage our business effectively.
In determining the equity grants for the named executive officers, the Committee considers the Company’s financial performance, industry conditions, the state of the local and national economy and the compensation required to attract and retain superior executives. In addition, when determining equity participation and award size for long-term incentive awards to named executive officers, the Committee considers the competitive pay analyses of the comparator group, each executive’s role within the Company, the cost and share usage associated with the proposed grants and grants made in prior fiscal years. In particular, the value of prior year awards plays a significant role in determining the value of long-term incentive awards to the executive team in the current year. In general, the Committee’s intent is to provide an annual long-term incentive opportunity that is consistent with the prior year’s opportunity unless there has been a material change in the Company’s financial performance or the executive’s role in the organization, the competitive market has undergone a material change, or there is a desire to change an executive's pay mix based on experience or aggregate prior grants.
Grants under the long-term incentive program have been predominantly performance-oriented with approximately two-thirds of the grant value in the form of stock options and one-third of the grant value in the form of restricted stock units. In an attempt to shift the time-period focus of Mr. Stefanski's overall compensation, all of his current year grants were in the form of restricted stock units.

Stock Options.  Stock options link compensation to stock price appreciation and support our growth objectives. In order to support retention and reward executives for stock performance over a longer horizon, annual option grants generally vest 33 1/3% annually over a three year period starting on the first anniversary of their grant, and remain exercisable until the tenth anniversary of their grant. Other than a May 28, 2015 award which has no accelerated vesting provision, the award agreements for stock options granted under the 2008 Equity Incentive Plan provide for immediate vesting in full upon retirement for awards granted more than one year prior to retirement. For awards granted within one year of retirement, vesting is prorated based on the portion of the year worked following grant. Mr. Huffman became eligible to retire on June 25, 2014 and Mr. Stefanski became eligible to retire on April 23, 2016.
Restricted Stock Units.  Restricted stock unit awards are designed to support executive retention and increase share ownership, which aligns the recipient’s interests with our stockholders’ interests. Restricted stock units are generally granted with dividend equivalents that pay cash to the holder at the same time and to the same extent stockholders receive any dividends. Annual grants of restricted stock units generally vest 33 1/3% annually over a three year period starting on the first anniversary of their grant. Grants made in fiscal year 2012 and subsequent years are distributed to grantees upon their vesting. Other than a May 28, 2015 award which has no accelerated vesting provision, the award agreements for restricted stock units granted under the 2008 Equity Incentive Plan provide for immediate vesting in full upon retirement for awards granted more than one year prior to retirement. For awards granted within one year of retirement, vesting is prorated based on the portion of the year worked following grant. Mr. Huffman became eligible to retire on June 25, 2014 and Mr. Stefanski became eligible to retire on April 23, 2016.
After consideration of the elements described above, on December 15, 2016, the Committee granted equity awards to the named executive officers, other than Mr. Stefanski, for fiscal year 2017 that were consistent in mix between options and restricted stock units with the most recent annual award in fiscal year 2016. The size (as measured by their grant date fair value) of the grants to the named executive officers other than Mr. Stefanski reflects the desire to continue to better align the interests of these executives with shareholders. In light of Mr. Stefanski's existing awards, his current award was adjusted to shift a portion of his compensation to base salary. These annual awards had an economic value equal to $569,645 for Mr. Stefanski, $368,952 for each of Ms. Weil and Ms. Zbanek, and $312,091 for each of Messrs. Huffman and Huml.
The Committee made the following annual grants to the named executive officers on December 15, 2016.

Named Executive Officer	Number of Stock Options	Stock Option Exercise Price	Number of Restricted Stock Units
Marc A. Stefanski	—	$—	29,500
David S. Huffman	67,200	$19.31	4,900
Meredith S. Weil	79,400	$19.31	5,800
Cathy W. Zbanek	79,400	$19.31	5,800
Paul J. Huml	67,200	$19.31	4,900

Additional information with respect to the grants to each named executive officer is included in the “Grants of Plan-Based Awards for Fiscal Year 2017” table on page 26.
Stock Option Granting Practices.  The exercise price for stock options granted to named executive officers in 2017 was equal to the fair market value of a share of our common stock on the date of grant, which was the closing price of our common stock on NASDAQ on the date of the Compensation Committee meeting at which a particular award was approved.
Retirement Benefits.  The primary retirement benefits for each of the Company’s executive officers, including the named executive officers, are the 401(k) Plan, the ASOP and the Third Federal Savings and Loan Association MHC and Subsidiaries Benefit Equalization Plan (the “Benefit Equalization Plan”). The Committee believes that these retirement plans provide financial security that promotes retention. Additional information with respect to the Company’s contributions on behalf of the named executive officers under these retirement plans is included in the “Summary Compensation Table” on page 24.

401(k) Plan.  Third Federal Savings and Loan maintains a 401(k) Plan, which enables associates, including each of the named executive officers, to defer up to 75% of their compensation. In addition to each associate’s contributions to the 401(k) Plan, the 401(k) Plan provides for the following contributions by Third Federal Savings and Loan on behalf of each eligible associate: (i) a matching contribution of up to 4% of each associate’s contribution to the 401(k) Plan (the “Tier I Contribution”); (ii) a discretionary profit-sharing contribution (the “Tier II Contribution”); and (iii) a discretionary contribution determined by the Board (the “Tier III Contribution”). In fiscal year 2017, Third Federal Savings and Loan made on behalf of each eligible associate a matching Tier I Contribution and a Tier III Contribution equal to 2.5% of the eligible associate’s base salary. Third Federal Savings and Loan did not make a Tier II Contribution to the 401(k) Plan in fiscal year 2017.
Benefit Equalization Plan.  Third Federal Savings and Loan maintains the Benefit Equalization Plan for the purpose of providing benefits to certain executive officers, including each of the named executive officers, that would have been available under the 401(k) Plan but for the limitations under Sections 401(a)(17), 402(g) and 415 of the Code. The named executive officers are the only participants in the Benefit Equalization Plan. Under this plan, a participant may elect to defer up to 15% of his or her compensation, reduced by the maximum amount of compensation that the participant may defer for the current plan year under the terms of the 401(k) Plan. A participant under the plan is eligible to receive a matching contribution with respect to his or her elective deferrals and a profit-sharing contribution in an amount equal to the amount he or she would have received under the 401(k) Plan but for the compensation limits, reduced by the profit-sharing contribution allocated to the participant under the 401(k) Plan for such year. A participant is always 100% vested in his or her account under the plan. A participant may elect to receive his or her distribution of benefits in a lump sum or in 10 annual installments.
The Board of Directors may offer investment options among which a participant may select for the purpose of determining the earnings to be credited to the participant’s account. If the Board of Directors does not offer investment options or the participant does not elect to participate in the investment options, the participant’s account will be credited at the end of each calendar quarter with earnings at the rate of 10-year Treasury bonds (determined for each calendar year by using the rate on January 1 of that year). The Benefit Equalization Plan, which operates on a calendar year basis, credited a rate of 2.45% for the calendar year ended December 31, 2017.
The participant’s account balance will be distributed to the participant (or the participant’s beneficiary), in the form elected by the participant, following the participant’s death, disability, normal retirement or other separation of service. If the participant does not elect a form of payment, payment will be made in a lump sum. At the request of a participant who has an unforeseeable emergency, the Board of Directors may, in its discretion, distribute all or a portion of the participant’s account. Third Federal Savings and Loan may establish rabbi trusts to provide a source of payment of obligations under the plan, although it has not elected to do so.
Additional information with respect to each named executive officer’s participation in the Benefit Equalization Plan is included under “Non-Qualified Deferred Compensation” on page 30.
Other Benefits.  Third Federal Savings and Loan sponsors medical and dental insurance plans for its associates, as well as short-term and long-term disability plans and life, accidental death and dismemberment insurance policies. The named executive officers participate in these plans. In addition, Third Federal Savings and Loan provides the following benefits:
Executive Life Insurance Bonus Program.  Third Federal Savings and Loan has established an Executive Life Insurance Bonus Program for Mr. Stefanski, under which he has acquired an insurance policy on his life and has transferred the policy to a life insurance trust. Currently, all scheduled premiums under the policy have been paid. The death benefits under Mr. Stefanski’s insurance policy are $6.0 million. Insurance policies providing an additional $5.5 million of death benefits on Mr. Stefanski's life were acquired by his trust during 2016. The amount of insurance premiums paid by the Company with respect to these policies is included under “All Other Compensation” in the “Summary Compensation Table” on page 24.
Executive Disability Insurance Bonus Program.  Third Federal Savings and Loan has established an Executive Disability Insurance Bonus Program for Mr. Stefanski, under which he has acquired an individual disability policy and Third Federal Savings and Loan pays an amount to Mr. Stefanski annually sufficient to pay the premiums on the policy.

Financial, Retirement and Estate Planning Program.  Third Federal Savings and Loan sponsors the Financial, Retirement and Estate Planning Program for certain of its executive officers, including the named executive officers. Individuals designated by the Board of Directors are eligible to participate in the program during the year in which they are designated and during the two succeeding years. During 2015, each of the named executive officers was designated by the Board of Directors to participate in the program, and Mr. Stefanski, Ms. Weil and Ms. Zbanek currently participate. Under the program, a participant (or in certain circumstances, his or her surviving spouse) may consult with a financial planning adviser, investment adviser or legal adviser, each of whom may perform such services as are reasonably required, and Third Federal Savings and Loan will pay the fees for those services, up to $50,000 in each calendar year. The amount of fees paid by Third Federal Savings and Loan on a fiscal year basis is included under “All Other Compensation” in the “Summary Compensation Table” on page 24.
Company Car Program.  Third Federal Savings and Loan sponsors a company car program under which members of executive management designated by the Chief Executive Officer are provided a new company car and other staff members designated by the Chief Executive Officer receive an assigned company car or have the opportunity to use a company vehicle or receive a gasoline credit card. Mr. Stefanski has been provided with a company car under the program. The company car program also covers the costs of maintenance and operation of company cars and insurance coverage. The value of the benefits provided under this program is included under “All Other Compensation” in the “Summary Compensation Table” on page 24.
Supplemental Executive Split Dollar Life Insurance.  Third Federal Savings and Loan maintains supplemental life insurance coverage for certain of the named executive officers through an endorsement split dollar life insurance program. Messrs. Stefanski and Huffman participate in this program. Third Federal Savings and Loan owns each of the policies and endorses a portion of the death benefit to the beneficiaries designated by the executive. These arrangements do not provide a death benefit postretirement. Supplemental life insurance death benefit amounts are determined according to the ranges of salary and bonus compensation of the executives and are: $4.7 million for Mr. Stefanski and $2.0 million for Mr. Huffman. No other executive currently participates in the endorsement split dollar program. The amount of insurance premiums paid with respect to these policies is included under “All Other Compensation” in the “Summary Compensation Table” on page 24.
Retirement Plan.  On December 31, 2002, Third Federal Savings and Loan closed the Third Federal Savings Retirement Plan (the “Retirement Plan”), a defined benefit retirement plan in which each of the named executive officers participated. On December 31, 2011, the Retirement Plan was amended to freeze future benefit accruals. Beginning on January 1, 2012, associates no longer accrued service credit benefits under the Retirement Plan and were eligible to receive, at the Board’s discretion, additional Company contributions under Tier III of the 401(k) Plan. Upon retirement, a participant will receive a monthly payment based upon the participant’s average annual compensation and years of credited service over the longer of the participant’s lifetime or ten years from retirement, and, in the event of the participant’s death before ten years from retirement, payment to the participant’s beneficiary for the remainder of the ten-year term. Additional information with respect to each named executive officer’s participation in the Retirement Plan is included under “Pension Benefits” on page 29.
Executive Retirement Benefit Plan.  Prior to October 1, 2008, the Company credited amounts to accounts of participants in the Third Federal Savings and Loan Association MHC and Subsidiaries Executive Retirement Benefit Plan (the “Executive Retirement Benefit Plan”) at the end of each quarter. Effective October 1, 2008, the Company stopped making quarterly contributions to accounts under the Executive Retirement Benefit Plan. Account balances under the Executive Retirement Benefit Plan continue to be deferred. The Board of Directors may offer investment options among which a participant may select for the purpose of determining the earnings to be credited to the participant’s account. If the Board of Directors does not offer investment options or the participant does not elect to participate in the investment options, the participant’s account at the end of each calendar quarter will be credited with earnings at the rate of 10-year Treasury bonds (determined for each calendar year by using the rate on January 1 of that year). The Executive Retirement Benefit Plan, which operates on a calendar year basis, credited a rate of 2.45% for the calendar year ended December 31, 2017.
Messrs. Stefanski and Huffman are participants in this plan, and each is vested in his account. The participant’s account balance will be distributed to the participant (or the participant’s beneficiary) in the form elected by the participant following separation from service, including because of death, disability, or normal retirement. If the participant does not elect a form of payment, payment will be made in a lump sum distribution. Third Federal Savings and Loan may, in its discretion, establish rabbi trusts to provide a source of payment of obligations under the plan, although it has not elected to do so.
Additional information with respect to each named executive officer’s participation in the Executive Retirement Benefit Plan is included under “Non-Qualified Deferred Compensation” on page 30.
Employment Agreements and Severance Policy
The Company is not party to an employment agreement or severance agreement with any of the named executive officers. The Company has a policy to review severance for its associates, including the named executive officers, on a case-by-case basis. The 2008 Equity Incentive Plan provides for acceleration of vesting of awards upon the occurrence of certain terminations or a change in control. See “Potential Payments upon Termination or Change in Control” on page 31.
Deductibility of Compensation
The Committee considers Section 162(m) of the Code, which provides certain criteria for the tax deductibility of compensation in excess of $1.0 million paid to the Company’s named executive officers, in determining compensation of the named executive officers. It is the Committee’s intent to maximize deductibility of executive compensation while retaining the discretion needed to compensate executive officers in a manner commensurate with performance and retention. The Company believes that all compensation paid to named executive officers other than Mr. Stefanski during fiscal year 2017 was fully deductible. A portion of Mr. Stefanski’s salary, insurance-related bonus and restricted stock units distributed to Mr. Stefanski during fiscal year 2017 as well as amounts paid by the Company for life insurance, financial planning and other perquisites were not deductible. The Company expects that a portion of Mr. Stefanski’s compensation for fiscal year 2018 will not be deductible.

Stock Ownership Guidelines
While certain of the Company’s executive officers, including the named executive officers, invested a significant amount of money in the Company’s shares during its initial public offering and have acquired shares on the open market, through the 401(k) Plan and through awards made under the 2008 Equity Incentive Plan since the public offering, the Company does not have specific guidelines regarding stock ownership for its executive officers. The Committee believes that shares acquired by the executive officers, outstanding stock option and restricted stock unit awards, as well as recent equity grants, currently align the interests of our executive officers appropriately with the interests of our stockholders. In addition, previous restricted stock units of 762,148, 41,405 and 3,600 awarded to Messrs. Stefanski and Huffman and Ms. Weil, respectively, will not be distributed to them until they are no longer employed by the Company.

Summary Compensation Table
The following table summarizes the compensation earned during fiscal years 2017, 2016 and 2015 by the Chief Executive Officer, the Chief Financial Officer and each of the Company’s other three highest-paid executive officers as of September 30, 2017. Additional information concerning compensation is included under “Compensation Discussion and Analysis.”
Summary Compensation Table

Name	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Marc A. Stefanski,	2017	1,386,923	—	569,645	—	2,062,500	24,748	254,785	4,298,601
President and Chief	2016	1,080,000	—	339,268	684,385	2,019,600	74,361	265,296	4,462,910
Executive Officer	2015	1,080,000	—	491,535	1,161,739	1,454,046	49,982	113,621	4,350,923

David S. Huffman,	2017	481,166	—	94,619	217,728	534,821	2,796	59,154	1,390,284
Chief Financial Officer	2016	456,059	—	85,770	171,183	514,251	36,861	55,666	1,319,790
and Secretary	2015	419,232	—	351,129	429,974	457,773	22,237	52,450	1,732,795

Meredith S. Weil,	2017	509,469	—	111,998	257,256	566,280	(2,341)	82,805	1,525,467
Chief Operating Officer	2016	482,885	—	85,770	171,183	544,500	19,149	70,064	1,373,551
	2015	450,000	—	351,129	429,974	484,682	6,546	60,753	1,783,084

Cathy W. Zbanek,	2017	430,219	—	111,998	257,256	478,193	279	68,347	1,346,292
Chief Marketing &	2016	407,770	—	85,770	171,183	459,801	6,939	65,469	1,196,932
Human Resource Officer	2015	373,078	—	351,129	429,974	409,273	2,076	57,431	1,622,961

Paul J. Huml,	2017	339,647	—	94,619	217,728	377,521	(7,786)	42,960	1,064,689
Chief Accounting Officer	2016	321,924	—	85,770	171,183	363,001	18,995	41,037	1,001,910
	2015	282,693	120,000	351,129	429,974	323,226	4,711	26,614	1,538,347

(1) Amounts reflect the impact of any salary adjustments done during the fiscal year. The amounts reported include amounts deferred under the 401(k) Plan and the Benefits Equalization Plan by Ms. Weil, Ms. Zbanek and Messrs. Stefanski, Huffman and Huml of $59,228, $44,419, $24,000, $52,670 and $41,795, respectively, for the fiscal year ended September 30, 2017, by Ms. Weil, Ms. Zbanek and Messrs. Stefanski, Huffman and Huml of $50,603, $40,082, $23,873, $49,465 and $38,914, respectively, for the fiscal year ended September 30, 2016, and by Ms. Weil, Ms. Zbanek and Messrs. Stefanski, Huffman and Huml of $46,805, $38,385, $23,500, $48,650, and $26,315, respectively, for the fiscal year ended September 30, 2015.
(2) The amount reported in this column represents a discretionary bonus paid to Mr. Huml for the fiscal year ended September 30, 2015.
(3) The amounts reported in these columns reflect the aggregate grant date fair value of awards pursuant to the 2008 Equity Incentive Plan for the fiscal years ended September 30, 2017, September 30, 2016 and September 30, 2015, in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 14 to the financial statements included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2017, filed with the SEC on November 22, 2017.
(4) Annual performance-based bonuses recognized in fiscal year 2017, 2016 and 2015. Additional information with respect to these bonuses is included under “Compensation Discussion and Analysis” and “Grants of Plan-Based Awards for Fiscal Year 2017.”
(5) The amounts reported include the aggregate change in the actuarial present value of the named executive officer’s benefit under the Retirement Plan and the non-qualified deferred compensation earnings for the fiscal years ended September 30, 2017, 2016 and 2015, respectively, under the named executive officer’s Executive Retirement Benefit Plan and Benefit Equalization Plan.
(6) The following table lists the various components of compensation paid to the named executive officers and comprising “All Other Compensation” in the Summary Compensation Table above:

All Other Compensation

Name	Year	401(k) Plan Company Contributions ($)(1)(2)	ASOP Company Contributions ($)	Benefit Equalization Plan Company Contribution ($)	Supplemental Executive Split Dollar Life Insurance ($)	Executive Life Insurance Bonus Program ($)	Executive Disability Insurance Bonus Program ($)	Perquisites and Other Personal Benefits ($)(3)	Total All Other Compensation ($)
Marc A. Stefanski	2017	17,425	8,445	—	8,391	148,454	2,041	70,029	254,785
	2016	17,148	8,473	—	7,757	148,456	2,041	81,421	265,296
	2015	17,023	6,568	—	7,158	—	2,041	80,831	113,621

David S. Huffman	2017	17,097	8,445	29,017	4,595	—	—	—	59,154
	2016	17,073	8,473	25,953	4,167	—	—	—	55,666
	2015	16,923	6,568	25,150	3,809	—	—	—	52,450

Meredith S. Weil	2017	16,921	8,445	31,359	—	—	—	26,080	82,805
	2016	17,200	8,473	28,103	—	—	—	16,288	70,064
	2015	16,885	6,568	28,805	—	—	—	8,495	60,753

Cathy W. Zbanek	2017	17,101	8,445	24,801	—	—	—	18,000	68,347
	2016	16,914	8,473	22,082	—	—	—	18,000	65,469
	2015	16,977	6,568	20,386	—	—	—	13,500	57,431

Paul J. Huml	2017	17,395	8,445	17,120	—	—	—	—	42,960
	2016	16,404	8,473	16,160	—	—	—	—	41,037
	2015	16,731	6,568	3,315	—	—	—	—	26,614

(1) The amounts in this column represent the Tier I Contributions and the Tier III Contributions made by the Company to the 401(k) Plan during fiscal year 2017, 2016 and 2015.
(2) The amounts presented in the 2015 and 2016 proxy statements for the 401(k) Plan Company Contribution have been updated due to minor accounting adjustment.
(3) The following table lists certain perquisites and other personal benefits paid to the named executive officers and comprising “Perquisites and Other Personal Benefits” in the “All Other Compensation” table above:

Name	Year	Financial Retirement Estate Planning ($)(1)	Personal Use of Company Car ($)	Home Security ($)	Membership Fees ($)	Total Perquisites and Other Personal Benefits ($)
Marc A. Stefanski	2017	44,514	11,772	5,771	7,972	70,029
	2016	55,825	11,668	5,986	7,942	81,421
	2015	56,860	12,368	7,643	3,960	80,831
Meredith S. Weil	2017	26,080	—	—	—	26,080
	2016	16,288	—	—	—	16,288
	2015	8,495	—	—	—	8,495
Cathy W. Zbanek	2017	18,000	—	—	—	18,000
	2016	18,000	—	—	—	18,000
	2015	13,500	—	—	—	13,500

(1) Reflects payments made during the respective fiscal year. The plan operates on a calendar year basis.

The following table summarizes plan-based awards granted during fiscal year 2017:
Grants of Plan-Based Awards for Fiscal Year 2017

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Award(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (2)(#)	All Other Option Awards: Number of Securities Underlying Options (3)(#)	Exercise or Base Price of Option Awards(4)($/Sh)	Grant Date Fair Value of Stock and Option Awards (5) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Marc A. Stefanski	9/30/2017	—	1,875,000	2,062,500	—	—	—	—	—	—	—
	12/15/2016	—	—	—	—	—	—	29,500	—	—	569,645

David S. Huffman	9/30/2017	—	486,201	534,821	—	—	—	—	—	—	—
	12/15/2016	—	—	—	—	—	—	—	67,200	19.31	217,728
	12/15/2016	—	—	—	—	—	—	4,900	—	—	94,619

Meredith S. Weil	9/30/2017	—	514,800	566,280	—	—	—	—	—	—	—
	12/15/2016	—	—	—	—	—	—	—	79,400	19.31	257,256
	12/15/2016	—	—	—	—	—	—	5,800	—	—	111,998

Cathy W. Zbanek	9/30/2017	—	434,721	478,193	—	—	—	—	—	—	—
	12/15/2016	—	—	—	—	—	—	—	79,400	19.31	257,256
	12/15/2016	—	—	—	—	—	—	5,800	—	—	111,998

Paul J. Huml	9/30/2017	—	343,201	377,521	—	—	—	—	—	—	—
	12/15/2016	—	—	—	—	—	—	—	67,200	19.31	217,728
	12/15/2016	—	—	—	—	—	—	4,900	—	—	94,619

(1) Amounts reflect award opportunities the Company granted under its annual performance based bonus program, which was based on the adjusted net income of the Company during fiscal year 2017. The amount of the bonus earned by each named executive officer is included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. See the “Annual Performance-based Cash Bonuses for Named Executive Officers” section on page 15 for additional information on the terms of these awards.
(2) See page 20 for additional information on these awards.
(3) See page 20 for additional information on these awards.
(4) Based on the closing price for a share of the Company’s stock on December 15, 2016, the date of the grant.
(5) Calculated (a) for option awards, by multiplying the number of options granted by the value of an option on the date of grant ($3.24 for December 15, 2016 awards) calculated in accordance with the Black-Scholes option-pricing model, and (b) for stock awards, by multiplying the number of shares of stock underlying the awards by the closing price for a share of the Company’s common stock on the date of grant ($19.31 for December 15, 2016 awards) .

The following table summarizes outstanding option awards and stock awards as of the end of fiscal year 2017:
Outstanding Equity Awards at Fiscal 2017 Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)(2)	Market Value of Shares or Units of Stock that have not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested (#)
Marc A. Stefanski	—	—	—	—	—	210,540	3,396,010	—	—
	299,600	—	—	11.96	5/12/2019	—	—	—	—
	315,500	—	—	14.00	5/14/2020	—	—	—	—
	369,000	—	—	8.61	12/19/2021	—	—	—	—
	416,700	—	—	9.43	12/15/2022	—	—	—	—
	286,500	—	—	11.64	12/3/2023	—	—	—	—
	255,733	127,867	—	14.85	12/10/2024	11,034	177,978	—	—
	65,566	131,134	—	19.06	12/10/2025	11,867	191,415	—	—
						29,500	475,835	—	—

David S. Huffman	—	—	—	—	—	10,530	169,849	—	—
	9,567	—	—	11.64	12/3/2023	—	—	—	—
	10,800	10,800	—	14.85	12/10/2024	1,100	17,743	—	—
	21,660	64,980	—	14.81	05/28/2025	12,240	197,431	—	—
	16,400	32,800	—	19.06	12/10/2025	3,000	48,390	—	—
	—	67,200	—	19.31	12/10/2026	4,900	79,037	—	—

Meredith S. Weil	50,000	—	—	11.74	8/10/2018	—	—	—	—
	31,500	—	—	14.00	5/14/2020	—	—	—	—
	36,900	—	—	8.61	12/19/2021	—	—	—	—
	41,700	—	—	9.43	12/15/2022	—	—	—	—
	28,700	—	—	11.64	12/3/2023	—	—	—	—
	21,600	10,800	—	14.85	12/10/2024	1,100	17,743	—	—
	43,320	64,980	—	14.81	5/28/2025	12,240	197,431	—	—
	16,400	32,800	—	19.06	12/10/2025	3,000	48,390	—	—
	—	79,400	—	19.31	12/10/2026	5,800	93,554	—	—

Cathy W. Zbanek	25,000	—	—	11.95	8/10/2018	—	—	—	—
	40,000	—	—	8.61	12/15/2021	—	—	—	—
	28,700	—	—	11.64	12/3/2023	—	—	—	—
	21,600	10,800	—	14.85	12/10/2024	1,100	17,743	—	—
	43,320	64,980	—	14.81	5/28/2025	12,240	197,431	—	—
	16,400	32,800	—	19.06	12/10/2025	3,000	48,390	—	—
	—	79,400	—	19.31	12/10/2026	5,800	93,554	—	—

Paul J. Huml	40,000	—	—	8.61	12/19/2021	—	—	—	—
	21,600	10,800	—	14.85	12/10/2024	1,100	17,743	—	—
	43,320	64,980	—	14.81	5/28/2025	12,240	197,431	—	—
	16,400	32,800	—	19.06	12/10/2025	3,000	48,390	—	—
	—	67,200	—	19.31	12/10/2026	4,900	79,037	—	—

(1) The following table sets forth the vesting schedule, excluding the impact of vesting acceleration upon retirement, for unexercisable stock options:

Date	Stefanski	Huffman	Weil	Zbanek	Huml
12/10/2017	193,434	49,600	53,666	53,666	49,600
5/28/2018	—	21,660	21,660	21,660	21,660
12/10/2018	65,567	38,800	42,867	42,867	38,800
5/28/2019	—	21,660	21,660	21,660	21,660
12/10/2019	—	22,400	26,467	26,467	22,400
5/28/2020	—	21,660	21,660	21,660	21,660

(2) The following table sets forth the vesting schedule, excluding the impact of vesting acceleration upon retirement, for restricted stock units not yet vested:

Date	Stefanski	Huffman	Weil	Zbanek	Huml
12/10/2017	26,800	4,233	4,533	4,533	4,233
5/28/2018	—	4,080	4,080	4,080	4,080
8/11/2018	210,540	10,530	—	—	—
12/10/2018	15,767	3,133	3,433	3,433	3,133
5/28/2019	—	4,080	4,080	4,080	4,080
12/10/2019	9,834	1,634	1,934	1,934	1,634
5/28/2020	—	4,080	4,080	4,080	4,080
(3) Based on the closing price for a share of the Company’s common stock as of September 30, 2017, of $16.13 per share.
Option Exercises and Stock Vested for Fiscal 2017
The following table shows the exercise of Company stock options and vesting of Company restricted stock units for each named executive officer in fiscal year 2017:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Marc A. Stefanski	490,700	3,071,782	30,833	594,501
David S. Huffman	21,660	83,853	8,080	142,525
Meredith S. Weil	—	—	8,080	142,525
Cathy W. Zbanek	—	—	8,080	142,525
Paul J. Huml	—	—	6,680	116,471

(1) Represents amount realized upon exercise of stock options, based on the difference between the market value of the shares acquired at the time of exercise and the exercise price.
(2) Represents the value realized upon vesting of restricted stock units, based on the market value of the shares on the vesting date.

Pension Benefits
The following table shows the present value of accumulated benefits payable to each named executive officer, including the number of years of service credited, under the Retirement Plan, determined using the interest rate and mortality rate assumptions used in the Company’s financial statements, as of September 30, 2017:
Pension Benefits

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Frozen Benefit as of September 30, 2017 ($)(2)	Payment During Last Fiscal Year ($)
Marc A. Stefanski	Third Federal Savings Retirement Plan	29	1,446,086	—

David S. Huffman	Third Federal Savings Retirement Plan	18	990,047	—

Meredith S. Weil	Third Federal Savings Retirement Plan	12	629,272	—

Cathy W. Zbanek	Third Federal Savings Retirement Plan	7	215,434	—

Paul J. Huml	Third Federal Savings Retirement Plan	13	745,885	—

(1) Years of credited service prior to the freeze of the plan on December 31, 2011 (the plan freeze included a freeze on credited service used to calculate the amount of benefits under the plan).
(2) The Retirement Plan was closed December 31, 2002. The amounts in this column represent the present value of the benefits, which were frozen on December 31, 2011. Upon normal retirement at age 65, a participant will generally be entitled to a monthly benefit equal to 2% of one-twelfth of the participant’s average annual compensation during the participant’s years of benefit service before the Retirement Plan was frozen multiplied by the participant’s years of benefit service credited before the Retirement Plan was frozen. If a participant continues working after reaching age 65, the participant will be eligible to receive his or her monthly normal retirement benefit for any month in which the participant works less than 40 hours. On retirement after age 65, the benefit will be the greater of the normal retirement benefit determined at retirement or the normal retirement benefit determined at age 65, increased by 0.8% for each month of deferral after reaching normal retirement age.
For a discussion of the valuation method and material assumptions applied in quantifying the present value of the current accrued benefit, please see footnote 13 to the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017, filed on November 22, 2017. Additional information concerning this plan is provided under “Compensation Discussion and Analysis.”

Non-Qualified Deferred Compensation
The following table summarizes contributions and deferrals of compensation during fiscal year 2017 made by each named executive officer under such named executive officer’s Executive Retirement Benefit Plan and the Benefit Equalization Plan, which are not tax-qualified. Additional information concerning these plans is provided under “Compensation Discussion and Analysis.”
Non-Qualified Deferred Compensation

Name	Plan Name	Executive Contributions in Fiscal Year 2017 ($)	Company Contributions in Fiscal Year 2017 ($)(1)(2)	Aggregate Earnings in Fiscal Year 2017 ($)(2)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance as of September 30, 2017 ($)
Marc A. Stefanski	Executive Retirement Benefit Plan	—	—	15,477	—	655,252
	Benefit Equalization Plan	—	—	27,498	—	1,164,182
	Total	—	—	42,975	—	1,819,434

David S. Huffman	Executive Retirement Benefit Plan	—	—	3,568	—	151,025
	Benefit Equalization Plan	29,017	29,017	11,707	—	512,764
	Total	29,017	29,017	15,275	—	663,789

Meredith S. Weil	Executive Retirement Benefit Plan	—	—	—	—	—
	Benefit Equalization Plan	31,359	31,359	5,590	—	255,971
	Total	31,359	31,359	5,590	—	255,971

Cathy W. Zbanek	Executive Retirement Benefit Plan	—	—	—	—	—
	Benefit Equalization Plan	24,801	24,801	2,994	—	139,910
	Total	24,801	24,801	2,994	—	139,910

Paul J. Huml	Executive Retirement Benefit Plan	—	—	—	—	—
	Benefit Equalization Plan	17,120	17,120	1,615	—	75,540
	Total	17,120	17,120	1,615	—	75,540

(1) The Executive Retirement Benefit Plan was closed to additional contributions as of October 1, 2008.
(2) All amounts reflected in the “Company Contributions in Fiscal Year 2017” and the “Aggregate Earnings in Fiscal Year 2017” columns are reported as compensation in the “Summary Compensation Table” on page 24.

Potential Payments Upon Termination or Change in Control
The award agreements for stock options and restricted stock units granted under the 2008 Equity Incentive Plan provide for immediate vesting in full of those awards upon (a) termination of the named executive officer’s employment as a result of death, disability (as defined by the U.S. Social Security Administration) or retirement (as modified below) or (b) a change in control of the Company. For award agreements granted on May 28, 2015, there is no immediate vesting for retirement. For awards granted on or after December 15, 2015, vesting for retirement occurs ratably each calendar quarter over the first year of grant. For termination-based vesting purposes, any unvested portion of an award is forfeited if the named executive officer’s employment is terminated other than as a result of death, disability or retirement. The following table sets forth the value of payments that would be made assuming a hypothetical termination or change in control occurring on September 30, 2017:

Named Executive Officer	Death ($)(1)	Disability ($)(1)	Change in Control ($)(1)	Other Termination ($)(1)(2)
Marc A. Stefanski

Stock Options	9,265,510	9,265,510	9,265,510	9,265,510

Restricted Stock Units(3)	13,138,675	13,138,675	13,138,675	13,019,717

David S. Huffman

Stock Options	184,969	184,969	184,969	99,195

Restricted Stock Units(3)	1,010,464	1,010,464	1,010,464	793,273

Meredith S. Weil

Stock Options	1,156,764	1,156,764	1,156,764	1,057,166

Restricted Stock Units(3)	415,186	415,186	415,186	58,068

Cathy W. Zbanek

Stock Options	718,591	718,591	718,591	618,993

Restricted Stock Units(3)	357,118	357,118	357,118	—

Paul J. Huml

Stock Options	485,228	485,228	485,228	385,630

Restricted Stock Units(3)	342,601	342,601	342,601	—

(1) This column includes amounts that would be paid to the named executive officers for currently vested but unpaid awards.
(2) Mr. Huffman became eligible to retire on June 25, 2014 and Mr. Stefanski became eligible to retire on April 23, 2016. No other named executive officers were eligible to retire as of September 30, 2017, under the terms of the award agreements pursuant to which the stock options and restricted stock units were granted.
(3) Based on the closing price for a share of Company common stock on September 30, 2017 of $16.13.
Under the 2008 Equity Incentive Plan, a change in control occurs upon any of the following: (a) any person (other than TFS, MHC and certain other parties) becomes the beneficial owner of at least 25% of our common stock; (b) our incumbent directors (as defined below) cease to constitute a majority of the board of directors; (c) a merger or similar transaction involving the Company (other than (i) a merger or similar transaction that results in our common stock continuing to represent at least 50% of the voting power of the entity surviving the transaction), or (ii) a second-step conversion of TFS, MHC is consummated; (d) the Company’s stockholders approve a plan of complete liquidation of the Company; (e) a sale, liquidation or other disposition of all or substantially all of the Company’s assets is consummated; (f) a party makes a successful tender offer for at least 25% of the shares of our common stock; or (g) a potential change in control occurs and a majority of the Board of Directors and two-thirds of the incumbent directors determine that such event constitutes a change in control. Under the 2008 Equity Incentive Plan, the incumbent directors are defined as directors serving on the Board of Directors as of May 29, 2008 and any successor directors approved (a) by at least two-thirds of the Board of Directors and two-thirds of the incumbent directors, or (b) by a nominating committee the members of which were approved by at least two-thirds of the Board of Directors and two-thirds of the incumbent directors.

A potential change in control occurs upon any of the following: (a) a public announcement by any person of an intention to take actions which, if consummated, would constitute a change in control; (b) one or more transactions result in a change in control within the meaning of the Home Owners’ Loan Act, as amended; or (c) a proxy statement soliciting proxies from the Company’s stockholders is filed seeking stockholder approval of a plan of reorganization, merger, consolidation or similar transaction involving the Company and another entity, but only if such transaction has not been approved by at least two-thirds of the Board of Directors and two-thirds of the incumbent directors.
Under the award agreements granted under the 2008 Equity Incentive Plan, a named executive officer can retire after any of the following occurs: (a) he or she reaches age 65; or (b) he or she reaches age 62 and has completed 15 years of continuous service as an employee.
The named executive officers also would receive, upon any termination of employment, benefits under the Retirement Plan, the Executive Retirement Benefit Plan and the Benefit Equalization Plan as set forth under “Pension Benefits” and “Non-Qualified Deferred Compensation.” Upon a change in control, the named executive officers would receive payments under the Executive Retirement Benefit Plan and the Benefit Equalization Plan as set forth under “Non-Qualified Deferred Compensation.”

DIRECTOR COMPENSATION
For fiscal year 2017, directors of the Company were paid an annual retainer of $25,000, in monthly installments. Directors of Third Federal Savings and Loan were paid an annual retainer of $25,000, also in monthly installments. Members of the Audit Committee, Compensation Committee and Directors Risk Committee were paid $1,000 per committee meeting attended, and committee chairs were paid an additional $10,000 annually in quarterly installments. All of our directors are also directors of Third Federal Savings and Loan. Mr. Stefanski and Ms. Weil do not receive fees for their service as a director.
Each of the directors was granted 2,300 and 2,200 restricted stock units on December 15, 2016 and December 17, 2015, respectively, having an economic value of $44,413 and $41,932, respectively. These restricted stock units vested in full on December 10, 2017 and December 10, 2016, respectively, with the exception of Mr. Heisler's 2,300 stock units which were forfeited at the time of his departure from the Board of Directors. All restricted stock units are settled in shares of our common stock upon vesting. The vesting of these restricted stock units accelerates (a) upon death, disability, or retirement, or (b) following a change in control (as those terms are defined in the 2008 Equity Incentive Plan or the form of award agreement). For purposes of these awards, retirement is defined as cessation of board service other than for cause after attaining age 72. The restricted stock units, including those that are unvested, are entitled to dividend equivalent rights. Dividend equivalent rights represent the right to receive cash payments on our dividend payment dates equal in value to the amount of any cash dividend paid per share of common stock of the Company, multiplied by the number of shares of stock underlying the restricted stock units.

The following table sets forth the compensation paid to the directors of the Company during fiscal year 2017:

Name	Fee Earned or Paid ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Anthony J. Asher	29,000	43,626	25,000	97,626

Martin J. Cohen	29,000	43,626	25,000	97,626

Robert A. Fiala	41,000	43,626	25,000	109,626

Robert B. Heisler, Jr. (5)	12,917	—	10,416	23,333

William C. Mulligan	45,000	43,626	25,000	113,626

Terrence R. Ozan	37,500	43,626	25,000	106,126

John P. Ringenbach	31,000	43,626	25,000	99,626

Ben S. Stefanski III	30,000	43,626	25,000	98,626

(1) The following table sets forth each director’s annual retainer and committee fees:

Name	Director Since	Annual Retainer ($)	Committee Fees ($)
Anthony J. Asher	2008	25,000	4,000

Martin J. Cohen	2006	25,000	4,000

Robert A. Fiala(4)	2005	25,000	16,000

Robert B. Heisler, Jr.(5)	2011	10,417	2,500

William C. Mulligan(4)	2007	25,000	20,000

Terrence R. Ozan (4)	2011	25,000	12,500

John P. Ringenbach	2015	25,000	6,000

Ben S. Stefanski III	2010	25,000	5,000

(2) The non-employee directors had 2,300 restricted stock units outstanding as of September 30, 2017.
(3) Amounts represent fees paid for service on the board of directors of Third Federal Savings and Loan.
(4) Messrs. Fiala, Ozan and Mulligan are the chairpersons of the Compensation Committee, Directors Risk Committee and Audit Committee, respectively.
(5) Mr. Heisler's term as director expired February 23, 2017.

REPORT OF THE COMPENSATION COMMITTEE
The Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on that review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Compensation Committee
Robert A. Fiala (Chairman)
William C. Mulligan
John P. Ringenbach

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table contains certain information regarding the beneficial ownership of shares of our common stock as of December 26, 2017 (unless otherwise noted), by: (a) the named executive officers; (b) the Company’s directors; (c) each other person who is known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding shares of common stock (based on information filed with the SEC); and (d) the Company’s executive officers and directors as a group. The persons named in the table, except as otherwise described in the notes below, have sole voting power and sole investment power with respect to all shares of our common stock set forth opposite their respective names.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percent of Class
Third Federal Savings and Loan Association of Cleveland, MHC, 7007 Broadway Ave., Cleveland, OH 44105	227,119,132	80.81%
Marc A. Stefanski(3)	2,627,878	*
Anthony J. Asher(4)	40,280	*
Martin J. Cohen(5)	91,200	*
Robert A. Fiala	60,800	*
William C. Mulligan	70,800	*
Terrence R. Ozan	60,900	*
John P. Ringenbach(6)	25,640	*
Ben S. Stefanski III(7)	75,300	*
Meredith S. Weil(8)	367,363	*
David S. Huffman(9)	237,899	*
Paul J. Huml(10)	252,576	*
Cathy W. Zbanek(11)	265,483	*
All Executive Officers and Directors as a group (14 persons)(12)	4,497,484	1.60%

 * Less than 1%.
(1) Addresses have been provided only for those individuals having a 5% or greater beneficial ownership interest.
(2) Shares of common stock reported above do not include 21,207, 17,607, 787,749, 58,412 and 17,007 restricted stock units awarded to Ms. Weil and Ms. Zbanek and Messrs. Stefanski, Huffman and Huml, respectively, nor the 3,600 restricted stock units awarded to each of directors Asher, Cohen, Fiala, Mulligan, Ozan, Ringenbach and Stefanski III. Restricted stock units granted to executive officers beginning in fiscal year 2012 are distributed free of restriction as they vest, unlike restricted stock units previously granted to our named executive officers, which effectively must be held until retirement.
(3) Includes 38,600 shares held by Mr. Stefanski’s children, 15,400 shares held in trust for the benefit of Mr. Stefanski’s children for which Mr. Stefanski is trustee, 5,000 shares held by Mr. Stefanski’s wife, 89,289 shares held by Mr. Stefanski under the 401(k) Plan, 115,738 shares held in trust for the benefit of Mr. Stefanski’s sibling for which Mr. Stefanski is trustee, 7,200 shares held by Mr. Stefanski’s sibling in an Individual Retirement Account (“IRA”) for which Mr. Stefanski has a power of attorney, 7,307 shares held in the ASOP and 2,202,033 shares underlying stock options that are exercisable within 60 days of December 26, 2017.
(4) Includes 40,280 shares held by Mr. Asher’s wife.
(5) Includes 1,000 shares held by Mr. Cohen’s wife.
(6) Includes 21,140 shares held in a trust of which Mr. Ringenbach is trustee.
(7) Includes 41,000 shares held with shared voting power with Mr. Stefanski’s wife.
(8) Includes 10,888 shares held by Ms. Weil under the 401(k) Plan, 7,067 shares held in the ASOP, 25,622 shares held with shared voting power with Ms. Weil’s husband and 323,786 shares underlying options that are exercisable within 60 days of December 26, 2017.
(9) Includes 58,751 shares held by Mr. Huffman under the 401(k) Plan, 45,175 shares held in trust for the benefit of Mr. Huffman’s wife, 7,286 shares held in the ASOP and 108,027 shares underlying stock options that are exercisable within 60 days of December 26, 2017.

(10) Includes 4,700 shares held by Mr. Huml's spouse's IRA, 7,067 shares held in the ASOP, 39,264 shares held by Mr. Huml under the 401(k) Plan, 2,000 shares held by Mr. Huml's son and 170,920 shares underlying stock options that are exercisable within 60 days of December 26, 2017.
(11) Includes 5,362 shares held by Ms. Zbanek under the 401(k) Plan, 6,276 shares held in the ASOP and 228,686 shares underlying options that are exercisable within 60 days of December 26, 2017.
(12) Shares of common stock reported do not include 927,182 restricted stock units awarded to the executive officers and directors as a group.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
All transactions between the Company and related persons (as defined in Regulation S-K Item 404 under the Securities Act of 1933) are reviewed and discussed by the Board of Directors, whether or not the applicable transaction must be disclosed under federal securities laws, and the Board of Directors may approve or disapprove of the Company entering into the transaction. All related party transactions also are reviewed and approved by the Audit Committee. Any director with a direct or indirect interest in a transaction with the Company is required to abstain from any vote on the transaction.
The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but contains a specific exemption from this prohibition for loans made by Third Federal Savings and Loan to our executive officers and directors in compliance with federal banking regulations. The aggregate amount of our outstanding loans to our officers and directors and their related entities as of September 30, 2017 was $963,940. All such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Company, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at September 30, 2017, and were made in compliance with federal banking regulations.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and beneficial owners of more than 10 percent of the Company’s common stock to file with the SEC initial reports of ownership and reports of changes in ownership of shares of common stock, and such persons are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a). To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended September 30, 2017 or with respect to such fiscal year, all Section 16(a) filing requirements applicable to its executive officers, directors and 10 percent beneficial owners were met.

PROPOSAL TWO: ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the 2017 annual meeting of stockholders held on February 23, 2017, the stockholders held an advisory vote on the frequency of future advisory votes on compensation of our named executive officers and, in accordance with the then recommendations of the Board of Directors, recommended an advisory vote every three years, However, after additional consideration of the topic, the Board of Directors believes that, in accordance with governance best practices, the appropriate term for future advisory votes is every year. Accordingly, an advisory vote on executive compensation will be held again at this year's annual meeting. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables the Company’s stockholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. While the Board of Directors intends to consider carefully the stockholder vote on the proposal when making future compensation decisions for the Company’s named executive officers, the final vote will not be binding and is advisory in nature.

The Board of Directors believes that the Company’s compensation policies and procedures support a pay-for-performance culture, are aligned with the long-term interests of stockholders and are designed to attract, motivate, reward and retain superior talent. A significant portion of the compensation of our named executive officers is tied closely to the performance of the Company, thus aligning our officers’ interests with those of our stockholders. The annual performance-based cash bonus paid to our named executive officers under the Management Incentive Plan is based on the Company’s net income, subject to certain adjustments, which is a key metric of Company performance and indicator of stockholder return, and provides that no bonus is paid if a threshold level of adjusted net income is not reached. The Company’s equity awards link compensation and our long-term performance, as described on page 19, which further aligns our executives’ interests with our stockholders’ interests.

The Board of Directors endorses our executive compensation program and recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosure set forth under the caption ‘Executive Compensation’ of the proxy statement for the 2018 annual meeting of stockholders of the Company to be held on February 22, 2018.”

The Board of Directors recommends that stockholders vote FOR the proposal to approve the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosure set forth under the caption “Executive Compensation” of this proxy statement.

PROPOSAL THREE: REAPPROVAL OF THE COMPANY'S MANAGEMENT INCENTIVE COMPENSATION PLAN

Stockholders are being asked to reapprove the Company’s Management Incentive Compensation Plan, which was originally approved by the Company’s stockholders at a special meeting on May 29, 2008 and reapproved on February 21, 2013. Section 162(m) of the Code and the regulations and interpretations promulgated thereunder (“Section 162(m)”) require that stockholders reapprove the Management Incentive Compensation Plan every five years in order to qualify the awards issued under the plan as “performance-based” compensation for purposes of Section 162(m). This would allow us to deduct for tax purposes the value of such awards even if the compensation received when such awards are earned, when combined with other income of a participant, exceeds $1.0 million per year.

The following is a summary of the material provisions of the Management Incentive Compensation Plan. The summary is qualified in its entirety by reference to the Management Incentive Compensation Plan, a copy of which is attached as Appendix A to this Proxy Statement.
General
The Management Incentive Compensation Plan has been established and approved to reward certain senior executive officers for achieving short- or long-term goals identified by the Company, and to attract, retain and reward senior executive officers who contribute to the success of the Company.
The Management Incentive Compensation Plan incorporates annual cash incentive awards and long-term cash incentive awards. Key features of the Management Incentive Compensation Plan include the following:

•	administration by a committee composed of independent directors (the “Committee”);

•	annual incentive awards and long-term incentive awards subject to achievement of performance measures determined by the Committee;

•	individual awards subject to annual limits; and

•	no amendments to the performance measures unless approved by the Company’s stockholders.

An annual incentive award under the Management Incentive Compensation Plan is an award that covers a period of time equal to or less than twelve months. Each annual incentive award will specify a payment amount or payment range as determined by the Committee, subject to the achievement of certain performance measures established by the Committee. The maximum aggregate amount awarded or credited with respect to annual incentive awards to any one covered employee in any one plan year may not exceed $3.0 million.
A long-term incentive award is an award that covers a period of time greater than twelve months during which performance goals based on one or more performance measures must be met. Each long-term incentive award will specify a payment amount or payment range as determined by the Committee, subject to the achievement of certain performance measures established by the Committee. The maximum aggregate amount awarded or credited with respect to long-term incentive awards to any one covered employee in any one plan year may not exceed $6.0 million.
Administration
The Management Incentive Compensation Plan will be administered by the Committee, which will grant annual incentive awards and long-term incentive awards to certain associates of the Company and its affiliates or subsidiaries who are or may become “covered employees” within the meaning of Section 162(m) and, as such, are subject to the deduction limits for compensation in excess of $1.0 million. The Committee may grant cash incentive awards that are contingent on achievement of performance objectives over a specified period established by the Committee. The grant of incentive awards may also be subject to such other conditions, restrictions and contingencies as are determined by the Committee.
The Committee may also grant annual incentive awards and long-term incentive awards that do not qualify as performance-based compensation within the meaning of Section 162(m).
The Committee will determine the amount of awards, whether such awards will be annual or long-term, and the terms of the awards, including those requiring the achievement of specific performance goals. The Committee will determine the extent to which a covered employee will have the right to receive payment of his or her annual or long-term incentive award following termination of the employee’s employment with or provision of services to the Company.

Performance Measures
The performance measures and standards that may be selected by the Committee with respect to awards granted under the Management Incentive Compensation Plan will be based on any one or more of the following performance measures, as selected by the Committee:
(a)    basic earnings per share;
(b)     basic cash earnings per share;
(c)     diluted earnings per share;
(d)    diluted cash earnings per share;
(e)     net income;
(f)     cash earnings;
(g)     net interest income;
(h)     non-interest income;
(i)     general and administrative expense to average assets ratio;
(j)     cash general and administrative expense to average assets ratio;
(k)     efficiency ratio;
(l)     cash efficiency ratio;
(m)     return on average assets;
(n)     cash return on average assets;
(o)     return on average stockholders’ equity;
(p)     cash return on average stockholders’ equity;
(q)     return on average tangible stockholders’ equity;
(r)     cash return on average tangible stockholders’ equity;
(s)     core earnings;
(t)     operating income;
(u)     operating efficiency ratio;
(v)     net interest rate spread;
(w)     growth in assets, loans (including home-equity lines of credit), or deposits;
(x)     loan production volume;
(y)     non-performing loans;
(z)     cash flow;
(aa)     capital preservation (core or risk-based);
(bb)     interest rate risk-exposure/net portfolio value;
(cc)     interest rate risk-sensitivity;
(dd)     liquidity parameters;
(ee)    strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;
(ff)     stock price (including, but not limited to, growth measures and total stockholder return); or
(gg)    any combination of the foregoing.
Without limiting the foregoing, the Committee may, in a manner consistent with the requirements of Section 162(m), include or exclude extraordinary or nonrecurring items, including but not limited to, any of the following events that occur during the performance period: (a) asset write-downs; (b) loan sales; (c) amortization of loan servicing rights; (d) changes in pension or medical coverage charges; (e) litigation or claim judgments or settlements; (f) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (g) any reorganization and restructuring programs; (h) extraordinary nonrecurring items as described in financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; or (i) acquisitions and divestitures. The number and/or value of an annual incentive award or long-term incentive award will depend on the extent to which the performance goals are met during the applicable performance period.

In the event the Committee determines that it is advisable to grant an annual incentive award or long-term incentive award that will not qualify as performance-based compensation, it may make such grants without satisfying the requirements of Section 162(m) and may base vesting on performance measures other than those specified in the Management Incentive Compensation Plan.
The Management Incentive Compensation Plan’s effective date is April 1, 2008 and it will continue in effect until terminated by the Board of Directors; provided, however, that termination of the plan will not reduce the amount payable to a covered employee under the plan as of the date of termination.
Forfeiture
The Committee may specify in a covered employee’s award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon the employee’s termination for cause, termination of employment with the Company, an affiliate or subsidiary of the Company, any material violation of a Company policy, breach of noncompetition, confidentiality or other restrictive covenants that apply to the covered employee, or any other conduct that is detrimental to the business or reputation of the Company, its affiliates and/or its subsidiaries.
If the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirements under the securities laws, a covered employee is required to reimburse the Company the amount of any payment in settlement of an award earned or accrued during the three-year period preceding the date that the Company is required to prepare the restatement.
Amendment and Termination
The Board of Directors may, at any time, amend or terminate the Management Incentive Compensation Plan, but no amendment, modification or termination may reduce the amount payable to a covered employee as of the date of such amendment, modification or termination, and no amendment may change the general performance measures set forth in the Management Incentive Compensation Plan without stockholder approval. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to Section 162(m). Notwithstanding the foregoing, in the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing performance measures under the Management Incentive Compensation Plan without obtaining stockholder approval for such changes, the Committee will have the sole discretion to make such changes without obtaining stockholder approval.
United States Income Tax Considerations
The following is a summary of the United States federal income tax consequences that may arise in conjunction with participation in the Management Incentive Compensation Plan based on United States tax laws and regulations as of the date of this proxy, which are subject to change, and the discussion does not purport to be a complete description of the United States income tax aspects of the Management Incentive Compensation Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described above. In addition, this summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.
Income Taxation.   An incentive award will be earned when the award recipient satisfies the performance goals set by the Committee. However, the distribution of the value of the award may occur at that time or at some later date specified in the award agreement. The recipient of an incentive award will recognize income equal to the amount of cash received when the incentive award is both (i) vested and (ii) distributed to the award recipient.
Deduction Limits.   Section 162(m) generally limits the Company’s deduction for compensation in excess of $1.0 million per year for our chief executive officer and the four most highly compensated executives (excluding our chief executive officer) named in our summary compensation table. “Qualified performance-based compensation” is not subject to this limit and is fully deductible by the Company. The Management Incentive Compensation Plan is designed so that awards under the plan will result in qualified performance-based compensation when earned. However, the Committee is not obligated to grant all awards as qualified performance-based compensation. We expect the Committee will take the deduction limit into account when making awards.

Withholding of Taxes.   The Company may withhold amounts from participants to satisfy the federal, state and local withholding tax requirements with respect to any taxable event arising as a result of the Management Incentive Compensation Plan.
Other Information
Awards to be made pursuant to the Management Incentive Compensation Plan are subject to the discretion of the Committee or its delegates and are not determinable at this time.
The affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, provided a quorum is present, is required for reapproval of the Management Incentive Compensation Plan. Abstentions will be treated as votes cast and will have the same effect as a vote against approval. Broker non-votes are not considered votes cast either for or against approval.

The Board of Directors recommends that stockholders vote FOR the proposal to reapprove the Management Incentive Compensation Plan.

PROPOSAL FOUR: APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN
Under the terms of the Company's 2008 Equity Incentive Plan, awards may not be granted after May 29, 2018, which represents the ten-year anniversary of the effective date of the plan. At September 30, 2017, the Company had 11,011,124 remaining shares eligible to be awarded from the 23,000,000 shares originally authorized. The Board of Directors has adopted, subject to stockholder approval, the Amended and Restated 2008 Equity Incentive Plan, which is substantially similar to the 2008 Equity Incentive Plan, except that the number of shares eligible to be granted has been reduced to 8,450,000 and the term to grant awards has been extended. In addition, other minor adjustments have been made to the plan to align the plan more closely to terms favored by the proxy advisory firms' guidelines. The amended and restated plan will be titled the TFS Financial Corporation Amended and Restated 2008 Equity Incentive Plan (the “Equity Incentive Plan”), and will allow the Company to continue to provide officers, employees and directors of the Company and Third Federal Savings and Loan Association of Cleveland, with additional incentives to promote the long-term financial success of the Company and Third Federal Savings and Loan Association of Cleveland. The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix B.

Why We Are Asking for Stockholder Approval
We are asking our stockholders to approve the Equity Incentive Plan to extend its term so that we may continue to grant stock-based compensation to our employees, officers and directors. The Equity Incentive Plan will permit the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance share awards, performance unit awards, other stock-based awards and dividend equivalent rights. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program containing features that are linked to the performance of our common stock.

As a NASDAQ Stock Market listed company and under regulations of the Federal Reserve Bank, our primary federal regulator, we are required to obtain the approval of our stockholders before implementing an equity compensation plan such as the Equity Incentive Plan. For these purposes the Equity Incentive Plan must be approved by (i) a majority of the votes cast at the meeting, and (ii) a majority of the votes cast by stockholders other than our mutual holding company, TFS, MHC. Under current law, stockholder approval will also enable us to deduct the expense of certain awards for federal income tax purposes and will exempt the awards from the short-swing profit trading rules of Section 16(b) of the Exchange Act.

General
If it is approved by stockholders, the Equity Incentive Plan will remain in effect as long as any awards granted under the plan are outstanding; provided, however, that no awards may be granted under the plan after the day immediately prior to the ten year anniversary of its effective date. Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance of up to 8,450,000 shares of Company common stock pursuant to grants of incentive and non-qualified stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance share awards, performance unit awards, and other stock-based awards. The Equity Incentive Plan also provides for awards of dividend equivalent rights that may be settled solely in cash. As of September 30, 2017, the aggregate fair market value of the shares to be reserved under the Equity Incentive Plan was $136.3 million.

Administration

The Equity Incentive Plan will be administered by the members of the Compensation Committee of the Company, which will consist of board members who are independent under NASDAQ listing rules and do not receive remuneration from the Company in any capacity other than as a director, except for compensation in an amount for which disclosure would not be required under SEC disclosure rules. In addition each current member of the Committee is a disinterested director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and, with the exception of Mr. Ringenbach, a “non-employee director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). As a former officer of the Company, Mr. Ringenbach does not meet the definition of a "non-employee" director within the Code and does not vote on actions affecting the tax deductibility of compensation. The Committee has full and exclusive power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Incentive Plan’s purposes; and interpreting and otherwise construing the Equity Incentive Plan. The Equity Incentive Plan also permits the Committee to (i) delegate to one or more members of the Board who are not “outside directors” within the meaning of Section 162(m) of the Code, the Committee’s power to grant awards under the plan to persons who are not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (ii) delegate to a committee of one or more members of the Board who are not “non-employee directors” the authority to grant awards to eligible persons who are not subject to Section 16 of the Exchange Act.

Eligibility
Employees and outside directors of, and service providers to, the Company or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options. As of December 26, 2017, there were seven officers, 150 non-officer employees and seven outside directors eligible to be selected for participation in the Equity Incentive Plan.

Limitations on Awards Under the Equity Incentive Plan

The Committee may, in its discretion, grant any or all of the types of awards described in the Equity Incentive Plan to eligible participants. The Committee will, in its discretion, determine the types of awards made and establish other terms and conditions applicable to the award. Each award granted under the Equity Incentive Plan shall be evidenced by an award agreement approved by the Committee, which sets forth the terms and conditions of the award, including vesting and specific performance goals or measures established in connection with each award. In setting terms and conditions, the Committee must observe the following restrictions:

•
Stock options or stock appreciation rights for no more than 4,900,000 shares of common stock may be granted to any one participant during any calendar year. For these purposes, if a stock option is granted in tandem with a stock appreciation right such that the exercise of one cancels the other, the tandem stock option and stock appreciation right will be counted as being granted for one share of Company common stock.

•
Restricted stock awards, restricted stock unit awards settled in common stock or other stock-based awards settled in common stock for no more than 2,400,000 shares of common stock may be granted to any one participant during any calendar year.

•	The maximum annual dollar amount that may be payable to any one participant pursuant to a cash settled stock appreciation right during any calendar year shall be $2,400,000.

•
The maximum aggregate award of performance unit awards or performance share awards that may be granted to any one participant during any calendar year shall be 2,400,000 units or shares if the award is settled in shares of common stock, or equal to the value of 2,400,000 shares of common stock if such award is payable in cash or property other than shares of common stock, determined as of the earlier of the vesting or payment date.

Types of Awards
The Committee may determine the type of award and the terms and conditions of each award under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Awards under the Equity Incentive Plan will be either awards that (i) do not contain specific performance measures for vesting to occur, or (ii) awards that are based on performance measures. Awards also may be granted in any combination determined by the Committee, as follows.

Awards Without Specific Performance Measures

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means the final sales price of the Company’s common stock as reported on the NASDAQ Stock Market on the date in question, or if the Company’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company’s common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Code, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Code. Only employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise (i) either in cash or with stock of the Company which was owned by the participant, (ii) by reduction in the number of shares deliverable pursuant to the stock option (i.e., a "net settlement"), (iii) subject to compliance with applicable laws, by a “cashless exercise” through a third party or (iv) by other property deemed acceptable to the Company. Cash may be paid in lieu of any fractional shares under the Equity Incentive Plan.

Stock Appreciation Rights. A stock appreciation right is the right to receive a payment in cash, Company common stock, or a combination thereof, in an amount equal to the excess of the fair market value of a share of Company common stock on the date of exercise of the stock appreciation right over the fair market value of the common stock on the date of grant of the stock appreciation right.

The Committee may grant either tandem or stand-alone stock appreciation rights. Tandem stock appreciation rights are granted in tandem with and are exercisable on the same conditions as the related stock option that is granted simultaneously. The exercise of a tandem stock appreciation right cancels the related stock option and the exercise of the related stock option cancels the tandem stock appreciation right.

Restricted Stock Awards. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any cash dividends and distributions with respect to the common stock.

Restricted Stock Unit Awards. Restricted stock unit awards may be denominated in whole shares of common stock and are similar to restricted stock awards except that no shares of common stock are actually issued to the award recipient at the time of grant of a restricted stock unit award. Restricted stock unit awards granted under the Equity Incentive Plan may be settled in cash, Company common stock, or a combination thereof, and are subject to vesting conditions and other restrictions set forth in the Equity Incentive Plan or the award agreement. Participants have no voting rights with respect to any restricted stock unit awards granted under the Equity Incentive Plan.

Dividend Equivalent Rights. A dividend equivalent right represents the right to receive cash dividends that are or would be payable with respect to shares of Company common stock underlying the equity-based award. A dividend equivalent right may be granted by the Committee in connection with the grant of any equity-based or equity-related award under the Equity Incentive Plan with respect to the shares of Company common stock covered by the award. Dividend equivalent rights may also be granted on a free-standing basis in the sole discretion of the Committee. Free-standing dividend equivalent rights entitle the holder to receive a cash payment equal in value to the dividends paid with respect to a specified number of shares of Company common stock. Dividend equivalent rights granted on a free standing basis will be subject to the requirement that ninety-five percent (95%) will be subject to a vesting schedule of at least one year. Upon payment of a dividend on shares of Company common stock, the participant holding a dividend equivalent right with respect to an equity-based award shall receive an amount of cash equal to the amount of the cash dividend paid per share of stock, multiplied by the number of shares of our stock underlying the related equity award. Dividend equivalent rights will be forfeited at the same time as a related award granted under the Equity Incentive Plan is forfeited for any reason.

Performance-Based Awards.

The Committee is authorized to grant awards, the vesting of which is subject to the satisfaction of performance-based conditions. Performance-based awards include performance share awards, performance unit awards, restricted stock unit awards (if designated as performance awards) and other stock-based awards (if designated as performance awards).

Performance Share Awards. A performance share award is a grant denominated in whole shares of common stock that represents the right to receive the fair market value of a share of common stock upon satisfaction of performance-based conditions. Performance share awards may be settled in cash, shares of Company common stock, or a combination thereof. Prior to delivery of shares of our stock in settlement of a performance share award, the recipient of such award shall have no voting rights or rights to receive dividends, or any other rights with respect to shares of our stock related to such award.

Performance Unit Awards. A performance unit award will be denominated in a specified dollar amount and represents the right to receive the payment of a specified dollar amount (or a percentage of a specified dollar amount) upon the satisfaction of performance based conditions. Performance unit awards may be settled in cash, shares of Company common stock, or a combination thereof. Prior to delivery of shares of common stock in settlement of a performance unit award, the recipient of such award shall have no voting rights or rights to receive dividends, or any other rights with respect to shares of our common stock related to such award.

Other Stock-Based Awards. Other stock-based awards generally include any other type of award that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Company common stock. Other stock-based awards may or may not be subject to performance goals at the discretion of the Committee, and will be subject to the terms and conditions established by the Committee.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee:

(a)    basic earnings per share;
(b)    basic cash earnings per share;
(c)    diluted earnings per share;
(d)    diluted cash earnings per share;
(e)    net income;
(f)    cash earnings;
(g)    net interest income;
(h)    non-interest income;
(i)    general and administrative expense to average assets ratio;
(j)    cash general and administrative expense to average assets ratio;
(k)    efficiency ratio;
(l)    cash efficiency ratio;
(m)    return on average assets;
(n)    cash return on average assets;
(o)    return on average stockholders' equity;
(p)    cash return on average stockholders' equity;
(q)    return on average tangible stockholders' equity;
(r)    cash return on average tangible stockholders' equity;
(s)    core earnings;
(t)    operating income;
(u)    operating efficiency ratio;
(v)    net interest rate spread;
(w)    growth in assets, loans (including home-equity lines of credit), or deposits;
(x)    loan production volume;
(y)    non-performing loans;
(z)    cash flow;
(aa)    capital preservation (core or risk-based);
(bb) interest rate risk-exposure/net portfolio value;
(cc) interest rate risk-sensitivity;
(dd) liquidity parameters;
(ee) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;
(ff)    stock price (including, but not limited to, growth measures and total stockholder return);
(gg)    increase in book value or tangible book value; or
(hh)    any combination of the foregoing.

Performance measures may be expressed on an absolute and/or relative basis, or a before- or after-tax basis and may be based on comparisons using internal targets, the past performance of the Company and/or the past or current performance of other similar companies. The Committee may, in a manner consistent with the requirements of Section 162(m) of the Code to the extent required, include or exclude extraordinary or nonrecurring items, including but not limited to, any of the following events that occur during the performance period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; or (f) acquisitions and divestitures.

Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries and/or affiliates or any business unit of the Company, a subsidiary and/or an affiliate, or any combination thereof as the Committee may deem appropriate, or any of the above performance measures as compared to the performance of a group of comparative companies (including, but not limited to, growth measures and total stockholder return or stock price), or published or special market indices that the Committee, in its sole discretion, deems appropriate. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to Section 162(m) of the Code and not in a manner that shall result in an increase in compensation. Additionally, the grant of an award intended to be “performance-based compensation” within the meaning of Section 162(m) of the Code and the establishment of any performance based measures shall be made during the period required by Section 162(m) of the Code.

After setting the performance measures applicable to a performance award subject to Section 162(m) of the Code, the Committee may change them only in limited circumstances such as a change in control, stock split, stock dividend, merger, consolidation or reorganization, acquisition or disposition of a material business unit or an infrequently occurring or extraordinary gain or loss. Under such circumstances, the Committee may adjust the performance measures in a manner designed to maintain as closely as possible the previously established expected level of performance. Any such adjustment to the award opportunities or performance measures for our chief executive officer and our three other most highly paid executives (other than our chief executive officer or chief financial officer) named in the summary compensation table in our proxy statement (or anyone the Committee determines is reasonably likely to be such an individual) will comply with Section 162(m) of the Code to the extent required.

Attainment of the performance goals will be measured over a performance period of at least one year specified by the Committee when the award is made. The Committee will determine in its discretion whether an award recipient has attained the applicable performance goals, and the Committee will certify such fact in writing if the goals have been satisfied. If the performance goals relating to an award are not satisfied during the performance period, the award will be forfeited. If the performance goals and any service-based vesting schedule relating to a performance award are satisfied, the award will be distributed (or any vesting-related legend will be removed from any stock certificates previously delivered to an award recipient).

Vesting of Awards

Awards Without Specific Performance Measures. If the right to become vested in an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in the award agreement. Unless otherwise specified in the award agreement and subject to acceleration of vesting in the event of death, disability, retirement, or involuntary termination of employment or service following a change in control, service as a director emeritus or advisory director shall constitute service for the purpose of vesting.

Performance-Based Awards. The vesting date of performance-based awards is the date on which all the performance measures are attained and the performance period is concluded. Any unvested performance-based awards for which the performance measures are not satisfied will be forfeited without consideration.

Minimum Vesting Requirement. Except for Awards of up to five percent (5%) of the Equity Incentive Plan's share authorization, all awards must have a minimum vesting period of at least 12 months.

Effect of Termination of Service. The Committee shall establish the effect of termination of service on the continuation of rights and benefits available under the Equity Incentive Plan. The Committee also may specify in a participant’s award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon the participant’s material violation of a Company policy, breach of noncompetition, confidentiality or other restrictive covenants that apply to the covered employee, or any other conduct that is detrimental to the business or reputation of the Company, its affiliates and/or its subsidiaries.

All awards to an officer or director shall vest, to the extent set forth in an award agreement, immediately upon the participant’s death, disability or retirement, provided, however, that any awards intended to qualify as qualified performance-based compensation under Section 162(m) of the Code (other than a stock option or stock appreciation right) will not vest immediately upon retirement.

Unless otherwise provided in an award agreement, in the event of a participant’s termination of service for any reason other than disability, retirement, death or termination for cause, then (i) any stock options and stock appreciation rights shall be exercisable only as to those awards that were vested on the date of termination of service and only for a period of three months following termination, and (ii) any restricted stock awards and other awards that have not vested as of the date of termination of service shall expire and be forfeited.

In the event of termination for cause, any awards that have not vested, or have vested but have not been exercised (in the case of stock options and stock appreciation rights), shall expire and shall be forfeited.

Unless otherwise provided in an award agreement, upon termination of service due to death or disability, all stock options and stock appreciation rights shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and all other awards shall become fully vested at the date of termination of service. Stock options and stock appreciation rights may be exercised for a period of one year following such termination of service, provided that no stock option shall be eligible for treatment as an incentive stock option in the event such option is exercised more than one year following termination of service due to disability, and in order to obtain incentive stock option treatment by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of termination of service.

Unless otherwise provided in an award agreement, upon termination of service due to retirement, all stock options and stock appreciation rights shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and for a period of one year thereafter (or for the remaining term, if less). To the extent provided in an award agreement, all other awards, except performance-based awards subject to Section 162(m) of the Code, shall become fully vested on retirement. In the sole discretion of the Committee, performance-based awards subject to Section 162(m) of the Code may vest on retirement, so long as the vesting is not accelerated, and is prorated based on the participant's period of employment during the performance period and actual achievement of the performance measures.

Change in Control. Unless otherwise provided in an award agreement, upon the occurrence of an involuntary termination of employment following a change in control of the Company (as "involuntary termination of employment" and "change in control" are defined in the Equity Incentive Plan), all outstanding options and stock appreciation rights then held by a participant will become fully exercisable and all restricted stock awards, restricted stock unit awards and other stock-based awards shall be fully earned and vested.
In the event of a change in control, any performance measure attached to an award under the Equity Incentive Plan shall be deemed satisfied as of the date of the change in control.

Amendment and Termination
The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, other than as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the Equity Incentive Plan related to repricing, materially increase the original number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Incentive Plan without approval of stockholders. Notwithstanding the foregoing, the Board may amend the Equity Incentive Plan at any time, retroactively or otherwise, and without stockholder approval, to ensure that the Equity Incentive Plan complies with current or future law (including, but not limited to, Section 409A of the Code), and the Board of Directors

may unilaterally amend the Equity Incentive Plan and any outstanding award, without participant consent, in order to comply with such laws and avoid certain accounting treatment that may materially and adversely affect the financial condition or operations of the Company as set forth in Equity Incentive Plan.
Prohibition Against Option Repricing. Neither the Committee nor the board of directors is authorized to (1) make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option or stock appreciation right previously granted, or (2) make a cash payment for any stock option or SAR, when its exercise or base price is above the Company's stock price.

Non-Transferability. Generally, all awards, except non-qualified stock options will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-qualified stock options and stock appreciation rights that are not granted in tandem with an incentive stock option may be transferred to immediate family members of the participant, trusts and partnerships established for the primary benefit of such family members or to charitable organizations. Awards (other than non-qualified stock options that have been transferred) may only be exercised by a participant. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Equity Incentive Plan upon the participant’s death.
The Committee may use shares of stock available under the Equity Incentive Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a subsidiary, including the plans and arrangements of the Company or a subsidiary assumed in business combinations.
Accounting Treatment.
Under the Financial Accounting Standards Board's Accounting Standards Codification Topic 718, Compensation- Stock Compensation (“ASC 718”), the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options, stock appreciation rights, stock awards and other equity-based compensation.

United States Income Tax Considerations
The following is a summary of the United States federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan and is intended for the information of stockholders and not as tax guidance for participants as consequences may vary depending on the types of awards granted, the identity of the participants and the method of payment or settlement. This summary is based on the federal tax laws in effect as of December 15, 2017. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. In addition, this summary does not address the effects of taxes imposed under state, local or foreign tax laws.
Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code).
The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
If the participant does not sell or otherwise dispose of the shares within two years from the date of grant of the incentive stock option and within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as long-term capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the participant. Upon exercise of a stock appreciation right, the cash received or the fair market value of shares received will be taxable to the participant as ordinary income, and the Company will be entitled to a corresponding tax deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
Dividend Equivalent Rights. The grant of a dividend equivalent right will not result in taxable income to the participant. At the time of payment of a cash dividend with respect to shares of Company stock underlying a dividend equivalent right, or with respect to a stand-alone dividend equivalent right, the cash received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding tax deduction.
Stock Awards. A participant who has been granted a restricted stock award or a performance-based restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, is subject to restrictions that constitute a “substantial risk of forfeiture” for United States income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding tax deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding tax deduction. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant.
Restricted Stock Unit Awards. A participant who has been granted a restricted stock unit award will not realize taxable income at the time of grant and will not be entitled to make an election under Section 83(b) of the Code since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit award vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit award is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit award is distributed. At the time the recipient recognizes taxable income on a restricted stock unit award, the Company will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.
Performance Awards Tax Treatment. Performance share awards and performance unit awards are earned when the award recipient satisfies pre-established performance goals; however the distribution of the value of the award may occur at that time or at some later date specified in the award agreement. Performance share awards and performance unit awards are similar to restricted stock unit awards in that income is recognized when the performance award is both (i) vested and (ii) distributed to the award recipient. An election under Section 83(b) of the Code may not be made with respect to performance share awards or performance unit awards. The Company will be entitled to a corresponding tax deduction at the time the recipient recognizes taxable income on a performance share award or a performance unit award.
Deduction Limits. Section 162(m) of the Code generally limits the Company’s ability to deduct compensation in excess of $1.0 million per year for our chief executive officer and the three other most highly compensated executives (excluding our chief financial officer) named in our summary compensation table (“covered employees”). Restricted stock awards (other than performance-based restricted stock awards), dividend equivalent rights, and other awards that are not subject to performance goals may be subject to this deduction limit if the amount of the value of the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. “Qualified performance-based compensation” is not subject to this limit and is fully deductible by the Company. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Awards that are subject to performance goals that provide for accelerated vesting upon retirement or involuntary termination (other than due to death or disability) will not be considered performance-based compensation under Section 162(m) of the Code. Accordingly, if such awards are not exempt from Section 162(m) of the Code, income recognized on such awards by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit of Section 162(m) of the Code. The Equity Incentive Plan is designed so that stock options, stock appreciation rights, performance-based restricted stock awards, restricted stock unit awards, performance share awards, performance unit awards, and other stock-based awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. We expect that the Committee will consider these deduction limits in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that exceed the deduction limit.
Other Stock-Based Awards. The tax consequences of other stock-based awards will depend on the specific terms of each award.
Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements.
Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Awards to be Granted
The Board of Directors approved the Equity Incentive Plan and the Committee intends to meet from time to time after stockholder approval to determine specific terms and types of awards, including allocation of awards to executive officers, directors and employees. At the present time, no determination has been made as to the allocation of awards.

Other Information
The number and types of awards to be made pursuant to the Equity Incentive Plan are subject to the discretion of the Committee and have not been determined at this time.

The Board of Directors recommends that stockholders vote FOR the proposal to approve the Company's Amended and Restated 2008 Equity Incentive Plan.

PROPOSAL FIVE: RATIFICATION OF THE SELECTION OF
DELOITTE & TOUCHE LLP AS THE COMPANY'S
INDEPENDENT ACCOUNTANT
Deloitte & Touche LLP served as the independent accountant to the Company for the fiscal year ended September 30, 2017 and is expected to be retained by the Company’s Audit Committee to do so for the fiscal year ending September 30, 2018, subject to the ratification of the appointment by our stockholders. A representative of Deloitte & Touche LLP is expected to be present at the 2018 annual meeting of stockholders, will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions from stockholders.
Stockholder ratification of the selection of Deloitte & Touche LLP as the Company’s independent accountant is required under the Company’s bylaws. Even if the selection is ratified, the Audit Committee reserves the right in its discretion to select a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
The Board of Directors recommends that stockholders vote FOR the proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent accountant for the Company’s fiscal year ending September 30, 2018.
Fees Paid to Deloitte & Touche LLP
Audit Fees.  The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the audits of the Company’s annual financial statements for the fiscal years ended September 30, 2017 and 2016 and the related reviews of the financial statements included in the Company’s Form 10-Qs filed with the SEC during each year were $907,500 and $907,594, respectively.

Audit-Related Fees.  The aggregate fees billed for assurance and related services rendered by Deloitte & Touche LLP that are reasonably related to the performance of the audits or reviews of the Company’s financial statements and are not reported under “Audit Fees” above for the fiscal years ended September 30, 2017 and 2016 were $11,500 and $11,500, respectively.
Tax Fees.  For the fiscal years ended September 30, 2017 and 2016, the aggregate fees billed for tax compliance, tax advice and tax planning services rendered by Deloitte & Touche LLP were $0 and $0, respectively.
All Other Fees.  For the fiscal years ended September 30, 2017 and 2016, the aggregate fees billed by Deloitte & Touche LLP for products or services other than those reported above were $2,047 and $2,000, respectively.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors.  The Audit Committee pre-approves, on an individual basis, all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services.
Auditor Independence.  The Audit Committee believes that the non-audit services provided by Deloitte & Touche LLP are compatible with maintaining the accountant’s independence.
STOCKHOLDERS PROPOSALS FOR 2019 ANNUAL MEETING OF STOCKHOLDERS
If a stockholder desires to have a proposal included in the Company’s proxy statement and form of proxy for the 2019 annual meeting of stockholders, the proposal must conform to the applicable proxy rules of the SEC concerning the submission and content of proposals and must be received by the Company prior to the close of business on September 11, 2018. In addition, if a stockholder intends to present a proposal at the Company’s 2019 annual meeting of stockholders without the inclusion of the proposal in the Company’s proxy materials, and written notice of the proposal is not received by the Company on or before November 25, 2018, proxies solicited by the Board of Directors for the 2019 annual meeting of stockholders will confer discretionary authority to vote on the proposal if presented at the meeting. Stockholders should submit proposals to the executive offices of the Company, 7007 Broadway Avenue, Cleveland, Ohio, 44105, Attention: Secretary. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS
Stockholders may send written communications to the Board of Directors, an individual director or the non-management directors as a group by mailing them to the Board of Directors, an individual director or a group of non-management directors (as applicable), c/o Secretary, TFS Financial Corporation, 7007 Broadway Avenue, Cleveland, Ohio, 44105. The letter should indicate that the author is a stockholder of the Company and, if shares are not held of record, should include appropriate evidence of stock ownership. All communications will be forwarded to the Board of Directors, the individual director or the group of non-management directors, as applicable, although the Secretary will not forward the communication if it is primarily commercial in nature, is unduly hostile, threatening, illegal or otherwise inappropriate, or if it relates to an improper or irrelevant topic. In certain situations, the Secretary may attempt to handle the inquiry directly or forward the communication for response by another associate of the Company.
Management does not know of any matter that will be presented for action at the meeting other than the items referred to in this proxy statement. If any other matter properly comes before the meeting, the persons named in the proxy will vote on that matter in accordance with their judgment. For each other item that properly comes before the meeting, the vote required will be determined by applicable law, NASDAQ requirements and the Company’s governing documents.

Appendix A
TFS FINANCIAL CORPORATION
MANAGEMENT INCENTIVE COMPENSATION PLAN

Contents

Article 1. Purpose and Intent	A2
Article 2. Definitions	A2
Article 3. Administration	A3
Article 4. Applicable Limits	A3
Article 5. Covered Employee Annual Incentive Award	A3
Article 6. Long-Term Incentive Awards	A4
Article 7. Performance Measures	A4
Article 8. Beneficiary Designation	A7
Article 9. Stockholder Approval	A7
Article 10. Amendment, Modification, and Termination of the Plan	A7
Article 11. General Provisions	A7

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TFS Financial Corporation
Management Incentive Compensation Plan
Article 1. Purpose and Intent
The purpose of this “TFS Financial Corporation Management Incentive Compensation Plan” (the “Plan”) is to reward certain of its senior executive officers for achieving short and long term goals established by the Company and attracting and rewarding such persons who do contribute to the Company’s success. This Plan provides annual and long-term incentive compensation based on the annual or long-term performance of the Company measured by objective corporate financial performance measures. The intent of the Plan is to provide “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code. The provisions of the Plan shall be construed and interpreted to effectuate such intent.
Article 2. Definitions
For purposes of the Plan, the following terms shall have the following meanings:
Section 2.1        “Affiliate” means any corporation, partnership, limited liability company or partnership, association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.
Section 2.2         “Annual Incentive Award” means an Award to a Covered Employee pursuant to Article 5 and which covers a period of time equal to or less than twelve (12) months.
Section 2.3         “Award” means, individually or collectively, a grant under this Plan of Annual Incentive Awards or Long-Term Incentive Awards, in each case subject to the terms of this Plan.
Section 2.4         “Award Agreement” means a written or electronic document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.
Section 2.5         “Board” or “Board of Directors” means the Board of Directors of the Company.
Section 2.6         “Code” means the Internal Revenue Code of 1986, as amended from time to time, and references thereto shall be deemed to include references to any applicable regulations and interpretations thereunder and any successor or similar provision.
Section 2.7         “Committee” means all of the members of the Compensation Committee of the Board, or any other committee delegated by the Board to handle compensation matters, who are Outside Directors.
Section 2.8         “Company” means TFS Financial Corporation, a Federal corporation, and any successor thereto.
Section 2.9         “Covered Employee” for a Plan Year means any Employee of the Company who is or may become a “Covered Employee,” as defined in Section 162(m) of the Code and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Plan Year, or (ii) the end of the period that is twenty-five percent (25%) of the period of service during which the performance goals must be satisfied.

Section 2.10         “Employee” means any employee of the Company, its Affiliates, and/or its Subsidiaries.
Section 2.11         “Long-Term Incentive Award” means an award granted to a Covered Employee pursuant to Article 6 and which covers a Long-Term Performance Period.
Section 2.12         “Long-Term Performance Period” means a period of time greater than twelve (12) months during which performance goal(s) based on one or more Performance Measures must be met.
Section 2.13         “Outside Director” means an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code.

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Section 2.14         “Performance-Based Compensation” means compensation that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees as “performance-based compensation”.
Section 2.15         “Performance Measures” means measures as described in Section 7.1 on which the performance goals are based and which are approved by the Company’s stockholders pursuant to this Plan in order to qualify Long-Term Incentive Awards as Performance-Based Compensation. With respect to any annual Incentive Award or Long-Term Incentive Award made to a Covered Employee in any Plan year, Performance measures necessary to achieve said Award shall be identified and disclosed to such Employee within the shorter of (i) ninety (90) days after the beginning of the Plan year or (ii) the end of the Period that is twenty-five percent (25%) of the period of service during which the Performance Measures must be satisfied.
Section 2.16         “Plan Year” means the shorter of (i) the fiscal year of the Company, or (ii) a Covered Employee’s period of service during the applicable year.
Section 2.17         “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.
Article 3. Administration
The Committee shall be responsible for administering the Plan. The Committee shall have all of the powers necessary to enable it to properly carry out its duties under the Plan. Not in limitation of the foregoing, the Committee shall have the power to construe and interpret the Plan and to determine all questions that shall arise thereunder. The Committee shall have such other and further specified duties, powers, authority, and discretion as are elsewhere in the Plan either expressly or by necessary implication conferred upon it. The Committee may appoint such agents, who need not be members of the Committee, as it may deem necessary for the effective performance of its duties, and may delegate to such agents such powers and duties as the Committee may deem expedient or appropriate that are not inconsistent with the intent of the Plan. The decision of the Committee upon all matters within its scope of authority shall be final and conclusive on all persons, except to the extent otherwise provided by law.
Article 4. Applicable Limits
Section 4.1         Annual Incentive Awards. The maximum aggregate amount awarded or credited with respect to Annual Incentive Awards to any one Covered Employee in any one Plan Year may not exceed three million dollars ($3,000,000).
Section 4.2         Long-Term Incentive Awards. The maximum aggregate amount awarded or credited with respect to Long-Term Incentive Awards to any one Covered Employee in any one Plan Year may not exceed six million dollars ($6,000,000).

Article 5. Covered Employee Annual Incentive Award
Section 5.1         Grant of Annual Incentive Awards. Subject to the terms and provisions of the Plan, the Committee, at the beginning of each semi-annual performance period during the Plan Year or each Plan Year, may grant Annual Incentive Awards to Covered Employees in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.
Section 5.2         Value of Annual Incentive Awards. Each Annual Incentive Award shall be set forth in an Award Agreement which shall specify a payment amount or payment range as determined by the Committee subject to the achievement of certain performance goal(s) established by the Committee, based on one or more Performance Measures. The Committee may establish performance goals in its discretion. The number and/or value of Annual Incentive Awards that will be paid out to the Covered Employee will depend on the extent to which the performance goals are met during the semi-annual performance period during the Plan Year or each Plan Year, as applicable.
Section 5.3         Payment of Annual Incentive Awards. Payment, if any, with respect to an Annual Incentive Award shall be made after the semi-annual performance period during the Plan Year or the Plan Year, as applicable, to which it relates and after the Committee has certified the performance achieved and the amount to be paid, if any, to each Covered Employee for that semi-annual performance period during the Plan Year’s or the Plan Year’s, as applicable, Annual Incentive Awards. Such payment shall be made no later than the fifteenth (15th) day of the third month following the end of the Plan Year to which

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the Annual Incentive Awards relate. However, the Committee may require a Covered Employee to defer receipt of the payment of cash that would otherwise be payable to the Covered Employee. If any such deferral is required, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. Any such deferral shall be made in a manner that complies with Code Section 409A.
Section 5.4         Termination of Employment. The Committee shall determine the extent to which a Covered Employee shall have the right to receive payment for his or her Annual Incentive Awards following termination of the Covered Employee’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Covered Employee, but need not be uniform among all Annual Incentive Awards granted pursuant to the Plan, and such provisions may reflect distinctions based on the reasons for termination.
Article 6. Long-Term Incentive Awards
Section 6.1         Grant of Long-Term Incentive Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Long-Term Incentive Awards to Covered Employees in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.
Section 6.2         Value of Long-Term Incentive Awards. Each Long-Term Incentive Award shall be set forth in an Award Agreement which shall specify a payment amount or payment range as determined by the Committee subject to the achievement of certain performance goal(s) established by the Committee, based on one or more Performance Measures. The Committee may establish performance goals in its discretion. The number and/or value of Long-Term Incentive Awards that will be paid out to the Covered Employee will depend on the extent to which the performance goals are met during the applicable Long-Term Performance Period.
Section 6.3         Payment of Long-Term Incentive Awards. Payment, if any, with respect to a Long-Term Incentive Award shall be made as soon as possible following the conclusion of the Long-Term Performance Period to which it relates and after the Committee has certified the level of performance achieved during such Long-Term Performance Period and the payments to the Covered Employees based on such level of performance, but in no event later than the fifteenth (15th ) day of the third month following the end of the Plan Year in which the Long-Term Performance Period ended. However, the Committee may require a Covered Employee to defer receipt of the payment of cash that would otherwise be payable to the Covered Employee. If any such deferral is required, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. Any such deferral shall be made in a manner that complies with Code Section 409A.
Section 6.4         Termination of Employment. The Committee shall determine the extent to which a Covered Employee shall have the right to receive payment for his or her Long-Term Incentive Awards following termination of the Covered Employee’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Covered Employee, but need not be uniform among all Long-Term Incentive Awards granted pursuant to the Plan, and such provisions may reflect distinctions based on the reasons for termination.
Article 7. Performance Measures
Section 7.1         Performance Measures. Performance-Based Compensation will be paid solely on account of the attainment of one or more pre-established, objective performance goals. A performance goal will be considered pre-established if it is established in writing by the Committee no later than 90 days after the commencement of the period of service to which the goal relates, provided that the outcome is substantially uncertain at the time the Committee establishes the goal. However, in no event will the performance goal be considered pre-established if it is established after twenty-five percent (25%) of the period of service (as scheduled in good faith at the time the goal is established) has elapsed. Unless and until the Committee proposes for stockholder vote and the stockholders approve a change in the general Performance Measures set forth in this Section 7.1, the performance goals upon which the payment or vesting of an Annual Incentive Award or a Long-Term Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)	basic earnings per Share;

(b)	basic cash earnings per Share;

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(c)	diluted earnings per Share;

(d)	diluted cash earnings per Share;

(e)	net income;

(f)	cash earnings;

(g)	net interest income;

(h)	non-interest income;

(i)	general and administrative expense to average assets ratio;

(j)	cash general and administrative expense to average assets ratio;

(k)	efficiency ratio;

(l)	cash efficiency ratio;

(m)	return on average assets;

(n)	cash return on average assets;

(o)	return on average stockholders’ equity;

(p)	cash return on average stockholders’ equity;

(q)	return on average tangible stockholders’ equity;

(r)	cash return on average tangible stockholders’ equity;

(s)	core earnings;

(t)	operating income;

(u)	operating efficiency ratio;

(v)	net interest rate spread;

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(w)	growth in assets, loans (including home equity lines of credit), or deposits;

(x)	loan production volume;

(y)	non-performing loans;

(z)	cash flow;

(aa)	capital preservation (core or risk-based);

(bb)	interest rate risk exposure - net portfolio value;

(cc)	interest rate risk - sensitivity;

(dd)	liquidity parameters;

(ee)
strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(ff)	stock price (including, but not limited to, growth measures and total shareholder return); or

(gg)	any combination of the foregoing.
Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (ff) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 7.
Section 7.2         Evaluation of Performance. The Committee may provide in any such Annual Incentive Award or Long-Term Incentive Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) loan sales, (c) amortization of loan servicing rights, (d) change in pension or medical coverage charges, (e) litigation or claim judgments or settlements, (f) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (g) any reorganization and restructuring programs, (h) extraordinary nonrecurring items as described in FASB Accounting Standards Codification Topic 225-20, Income Statement-Extraordinary and Unusual Items, and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (i) acquisitions or divestitures, and (j) foreign exchange gains and losses. These inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.
Section 7.3         Adjustment of Performance-Based Compensation. Annual Incentive Awards and Long-Term Incentive Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.
Section 7.4         Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes,

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the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Annual Incentive Awards or Long-Term Incentive Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 7.1.
Article 8. Beneficiary Designation
Each Covered Employee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Covered Employee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Covered Employee in writing with the Company during the Covered Employee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Covered Employee’s death shall be paid to the Covered Employee’s estate.
Article 9. Stockholder Approval
The effectiveness of the Plan is subject to its approval and ratification by the stockholders of the Company to the extent required by Section 162(m)(4)(C)(ii) of the Code.
Article 10. Amendment, Modification, and Termination of the Plan.
The Board may amend, modify, or terminate the Plan at any time, provided that no amendment, modification, or termination of the Plan shall reduce the amount payable to a Covered Employee under the Plan as of the date of such amendment, modification, or termination.
Article 11. General Provisions
Section 11.1         Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Covered Employee to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.
Section 11.2         Successors. All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Section 11.3         Forfeiture Events.
(a)         The Committee may specify in an Award Agreement that the Covered Employee’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Covered Employee’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Covered Employee, or other conduct by the Covered Employee that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.
(b)         If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Covered Employee knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Covered Employee is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Covered Employee shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.
(c)        If the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirements under the securities laws, the Covered Employee shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the three-(3-) year period preceding the date that the Company

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is required to prepare the restatement in accordance with Section 954 of The Dodd-Frank Wall Street Reform and Consumer Protection Act.
Section 11.4         Deferrals. The Committee may postpone the payment of Awards, or take any action permitted under the Plan to prevent the Company or any Subsidiary from being denied a Federal income tax deduction with respect to any Award, in accordance with Treas. Reg. 1.409A-1(b)(4)(ii). In such case, payment of such deferred amounts must be made as soon as reasonably practicable following the first date on which the Company, Subsidiary and/or Affiliate anticipates or reasonably should anticipate that, if the payment were made on such date, the Company’s, Affiliate’s and/or Subsidiary’s deduction with respect to such payment would no longer be restricted due to the application of Code Section 162(m).
Section 11.5         Unfunded Plan. Covered Employees shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Covered Employee, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.
Section 11.6         Severability. In the event that any one or more of the provisions of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. If, in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended.
Section 11.7         Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the singular shall include the plural, and the plural shall include the singular.
Section 11.8         Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

Section 11.9         Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Covered Employee.
Section 11.10         No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan; or, (iii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.
Section 11.11         Compliance with Code Section 409A.
(a)         In General. The Plan is intended to be administered in a manner consistent with the requirements, where applicable, of Code Section 409A. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Covered Employees of immediate tax recognition and additional taxes pursuant to Section 409A. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event such Section 409A applies to any such Award in a manner that results in adverse tax consequences for the Covered Employee or any of his beneficiaries or transferees.
(b)         Elective Deferrals. No elective deferrals or re-deferrals of compensation (as defined under Code Section 409A and/or guidance thereto) are permitted under this Plan
(c)         Applicable Requirements. To the extent any of the Awards granted under this Plan are deemed “deferred compensation” and hence subject to Code Section 409A, the following rules shall apply to such Awards:
(i)         Mandatory Deferrals. If the Company decides that the payment of compensation under this Plan shall be deferred within the meaning of Code Section 409A, then, except as provided pursuant to Treas. Reg. 1.409A-1(b)(4)(ii),

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at grant of the Award to which such compensation payment relates, the Company shall specify the date(s) at which such compensation will be paid in the Award Agreement.
(ii)         Timing of Payments. Payment(s) of compensation that is subject to Code Section 409A shall only be made upon an event or at a time set forth in Treas. Reg. 1.409A-3, i.e., the Covered Employee’s separation from service , the Covered Employee’s becoming disabled, the Covered Employee’s death, at a time or in a fixed schedule specified in the Plan or an Award Agreement, a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or the occurrence of an unforeseeable emergency. (For these purposes, a separation from service will be deemed to have occurred where the reasonably anticipated level of bona fide services performed by the Employee is 49% or less of the average level of bona fide services performed by the Covered Employee over the immediately preceding 36 months.)
(iii)         Certain Delayed Payments. Notwithstanding the foregoing, to the extent an amount was intended to be paid such that it would have qualified as a short-term deferral under Code Section 409A and the applicable regulations, then such payment is or could be delayed if the requirements of Treas. Reg. 1.409A-1(b)(4)(ii) are met.
(iv)         Acceleration of Payment. Any payment made under this Plan to which Code Section 409A applies may not be accelerated, except in accordance with Treas. Reg. 1.409A-3(j)(4), i.e., upon a Covered Employee’s separation from service, the Covered Employee becomes disabled, the Covered Employee’s death, a change of ownership or effective control, or in the ownership of a substantial portion of the assets, or upon an unforeseeable emergency (all as detailed in Treas. Reg. 1.409A-3(a)).

(d)         Additional Requirements. Notwithstanding anything to the contrary in this Plan:
(i)         To the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, amounts that would otherwise be payable pursuant to this Plan during the six-month period immediately following a Covered Employee’s termination of employment shall instead be paid on the first business day after the date that is six months following the Covered Employee’s “separation from service” within the meaning of Section 409A; and
(ii)         A Covered Employee shall not be entitled to any payments resulting from or arising due to a “termination of employment”, “termination” or “retirement” (or other similar term having a similar import) unless (and until) such Covered Employee has “separated from service” within the meaning of Section 409A
Section 11.12         Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Ohio, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction, except to those superseded by federal law. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Ohio, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.
Section 11.13         Effective Date. The effective date of the Plan shall be April 1, 2008. This plan was submitted to shareholders for re-approval on February 21, 2013 and submitted again on ____________, 2018.

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Appendix B
TFS FINANCIAL CORPORATION
AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN

Contents

Article 1. General	B2
Article 2. Awards	B2
Article 3. Shares Subject to Plan	B11
Article 4. Change in Control	B13
Article 5. Committee	B14
Article 6. Amendment and Termination	B15
Article 7. General Terms	B16
Article 8. Defined Terms; Construction	B19

B 1

TFS Financial Corporation

Amended and Restated 2008 Equity Incentive Plan

Article 1. General

Section 1.1    Purpose, Effective Date and Term.  The purpose of this TFS Financial Corporation Amended and Restated 2008 Equity Incentive Plan (the “Amended Plan”) is to promote the long-term financial success of TFS Financial Corporation, a Federal corporation (the “Company”), and its Subsidiaries, including Third Federal Savings and Loan Association of Cleveland (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Amended Plan is February 22, 2018, the expected date of the approval of the Amended Plan by the Company’s stockholders. The Amended Plan shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Amended Plan after the day immediately prior to the ten-year anniversary of the Effective Date. Upon stockholder approval of the Amended Plan, no further awards shall be granted under the Company’s 2008 Equity Incentive Plan (“2008 Equity Plan”), and such 2008 Equity Plan shall remain in existence solely for the purpose of administering outstanding grants.
Section 1.2    Administration.  the Amended Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.
Section 1.3    Participation.  Each Employee or Director of, or service provider to, the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Amended Plan shall be a “Participant” in the Amended Plan.  Awards under the Amended Plan shall be limited to Employees and Directors of, and service providers to, the Company or any Subsidiary.
Section 1.4    Definitions.  Capitalized terms used in the Amended Plan are defined in Article 8 and elsewhere in the Amended Plan.
Article 2. Awards

Section 2.1    General.  Any Award under the Amended Plan may be granted singularly, in combination with another Award (or Awards), or in tandem whereby the exercise or vesting of one Award held by a Participant cancels another Award held by the Participant.  Each Award under the Amended Plan shall be subject to the terms and conditions of the Amended Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.10, an Award may be granted as an alternative to or replacement of an existing Award under the Amended Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the Amended Plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Amended Plan include:
(a)    Stock Options.  A Stock Option means a grant under Section 2.2 which represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten‑year anniversary of the Effective Date; or (ii)  to a non-Employee.  Any ISO granted under the Amended Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under the Amended Plan may be modified unilaterally by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option, provided that such modification does not result in the ISO being deemed to be a new grant subject to Code Section 409A.
(b)    Stock Appreciation Rights.  A stock appreciation right (a “SAR”) means a grant under Section 2.2 which represents the right to receive in cash, shares of Stock or a combination of both (as shall be reflected in the Award Agreement) an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise, over (ii) the Exercise Price established by the Committee in accordance with Section 2.2 hereof.

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(c)    Restricted Stock Awards.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Amended Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.
(d)    Restricted Stock Unit Awards. A Restricted Stock Unit Award means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit Award. A Restricted Stock Unit Award is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and may be settled in shares of Stock, cash, or a combination of cash and shares of Stock based on the Fair Market Value of a specified number of shares of Stock.
(e)    Performance Share Awards. A Performance Share Award means a grant under Section 2.5(a) which is denominated in shares of Stock and represents the right to receive the Fair Market Value of a share of Stock upon satisfaction of performance-based conditions. A Performance Share Award may be settled in shares of Stock, cash, or a combination of cash and shares of Stock.
(f)    Performance Unit Awards. A Performance Unit Award means a grant under Section 2.5(b) which is denominated in a specified dollar amount and represents the right to receive payment of a specified dollar amount (or a percentage of the specified dollar amount) upon satisfaction of performance-based conditions. A Performance Unit Award may be settled in cash, shares of Stock, or a combination of cash and shares of Stock.
(g)    Other Stock-Based Awards. An Other-Stock Based Award means an equity-based or equity-related Award granted under Section 2.6 that is not otherwise described by the terms of the Amended Plan.
(h)    Dividend Equivalent Rights. A Dividend Equivalent Right means a grant under Section 2.7 hereof that entitles the Participant to receive the cash dividends that are or would be payable with respect to a share of Stock.
Section 2.2    Stock Options and SARs.
(a)     Grant of Stock Options and SARs. Each Stock Option or SAR shall be evidenced by an Award Agreement which shall: (i) specify the number of Stock Options or SARs covered by the Award; (ii) specify the date of grant of the Stock Option or SAR; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Amended Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.
(b)     Terms and Conditions. A Stock Option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option or SAR expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of the Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options or SARs granted in replacement of existing Awards held by an employee or director of, or service provider to, an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by personal, certified or cashiers’ check; (iv) by a net settlement of a Stock Option (i.e., withholding sufficient shares to satisfy the exercise price); (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option or a SAR shall be rounded down to the nearest whole share.

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Section 2.3    Restricted Stock Awards.

(a)     Grant of Restricted Stock Awards. Each Restricted Stock Award shall be evidenced by an Award Agreement which shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Amended Plan, including the effect of termination of a Participant’s employment or Services with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with TFS Financial Corporation dated [Date], made pursuant to the terms of the TFS Financial Corporation Amended and Restated 2008 Equity Incentive Plan, copies of which are on file at the executive offices of TFS Financial Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock Awards in any other approved format (e.g. electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock Awards are not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock Awards that are not issued in certificate form shall be subject to the same terms and conditions of the Amended Plan as certificated shares, including the restrictions on transferability and the requirement that the Participant execute a stock power in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)    Terms and Conditions.

(i)    Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of a Restricted Stock Award, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock Award vests.

(ii)    Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights associated with the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant in his or her discretion.

(iii)    Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Stock shall not be tendered.

Section 2.4    Restricted Stock Unit Awards.
(a)    Grant of Restricted Stock Unit Awards.    Each Restricted Stock Unit Award shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Amended Plan, including the effect of termination of a Participant’s employment or Services with the Company, as the Committee may, in its discretion, prescribe.

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(b)    Terms and Conditions.    Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)    A Restricted Stock Unit Award shall be similar to Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Amended Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions, vesting following the attainment of performance measures set forth in Section 2.5(c) hereof, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii)    The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(c) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has certified that the performance goals have been satisfied.

(iii)    Subject to the provisions of the Amended Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit Award for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)    A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

Section 2.5    Performance Awards.
(a)    Grant of Performance Share Awards. Each Performance Share Award shall be evidenced by an Award Agreement which shall: (i) specify the number of shares of Stock covered by the Performance Share Award; (ii) specify the date of grant of the Performance Share Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Amended Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe.
(i)     Terms and Conditions. Performance Share Awards shall be subject to the following terms and conditions:

(A)
Subject to the limitations of the Amended Plan, Performance Share Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Amended Plan. The performance measures to be achieved during any performance period and the length of the performance period shall be determined by the Committee upon the grant of each Performance Share Award, provided that the performance period shall be no less than one year following the date of grant, and provided further that the Committee may at the time a Performance Share Award is granted specify a maximum amount payable with respect to such Award.

(B)
At the time it grants a Performance Share Award, the Committee shall establish one or more performance measures from those set forth in Section 2.5(c) hereof, to which the Performance Share Award is subject during a specified performance period, the attainment of which shall be a condition of the recipient’s right to receive payment under such Performance Share Award. The conditions for grant or vesting and the other provisions of the Performance Share Award (including without

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limitation any applicable performance measures) need not be the same with respect to each recipient. If any one or more of the performance measures to which a Performance Share Award is subject is not attained during the performance period, such Performance Share Award shall be forfeited without consideration.

(C)
The performance levels to be achieved for each performance period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Share Awards shall be paid in a lump sum following the close of the performance period to which they relate and after the Committee certifies that the applicable performance levels have been satisfied. The grant of any Performance Share Award and the establishment of performance measures for Performance Share Awards to Covered Employees that are intended to be performance based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(D)
If the performance measures for a Performance Share Award have been attained, payment with respect to such Performance Share Award shall be made at the close of the performance period to which such Award relates and after the Committee has certified that performance measures have been satisfied. Performance Share Awards may be paid in cash, shares of Stock, or any combination thereof, in the sole discretion of the Committee at the time of payment. To the extent payment is to be made in shares of Stock, the Committee shall cause a stock certificate or evidence of book entry shares, together with all dividends and other distributions with respect thereto that have been accumulated, to be delivered, free of any restrictive legend other than as may be required by applicable law, to the recipient of the Performance Share Award. Prior to such delivery, the recipient of a Performance Share Award shall have no right to vote or to receive dividends, nor have any other rights with respect to the shares of Stock.

(b)    Grant of Performance Unit Awards. Each Performance Unit Award shall be evidenced by an Award Agreement which shall: (i) specify the initial dollar value represented by the Performance Unit Award; (ii) specify the date of grant of the Performance Unit Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Amended Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe.

(i) Terms and Conditions. Performance Unit Awards shall be subject to the following terms and conditions:

(A)
Subject to the limitations of the Amended Plan, the Committee may, in its discretion, grant Performance Unit Awards to Participants, which shall be denominated in a specified dollar amount and shall represent the right to receive payment of the specified dollar amount or a percentage (which may be more than 100%) of the specified dollar amount depending on the level of the applicable performance measure attained; provided, however, that the Committee may at the time a Performance Unit Award is granted specify a maximum amount payable with respect to such Award.

(B)
At the time it grants a Performance Unit Award, the Committee shall establish one or more performance measures from those set forth in Section 2.5(c) hereof, to which the Performance Unit Award is subject during a specified performance period, the attainment of which shall be a condition of the recipient’s right to receive payment under such Performance Unit Award. The conditions for granting or vesting and the other provisions of Performance Unit Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. If any one or more of the performance measures to which a Performance Unit Award is subject is not attained during the performance period, such Performance Unit Award shall be forfeited without consideration.

(C)
The performance levels to be achieved for each performance period and the amount of the Award to be distributed shall be conclusively determined by the Committee prior to any distribution. Performance Unit Awards shall be paid in a lump sum following the close of the performance period to which they relate. The grant of any Award and the establishment of performance measures for Awards to Covered Employees that are intended to be performance based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

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(D)
If the performance measures for a Performance Unit Award have been attained, payment with respect to such Performance Unit Award shall be made following the close of the performance period to which such Award relates; provided, that the Committee has first certified that the applicable performance measures have been satisfied. Such payment may be paid in cash, shares of Stock, or any combination thereof, in the sole discretion of the Committee at the time of payment. To the extent payment is to be made in shares of Stock, the Committee shall cause a stock certificate or evidence of book entry shares, together with all dividends and other distributions with respect thereto that have been accumulated, to be delivered, free of any restrictive legend other than as may be required by applicable law, to the recipient of the Performance Unit Award. Prior to such delivery, the recipient of a Performance Unit Award shall have no right to vote or to receive dividends, nor have any other rights with respect to the shares of Stock.

(c)    Performance Measures.  Performance measures under the Amended Plan may be based on any one or more of the following:

(i)	basic earnings per Share;

(ii)	basic cash earnings per Share;

(iii)	diluted earnings per Share;

(iv)	diluted cash earnings per Share;

(v)	net income;

(vi)	cash earnings;

(vii)	net interest income;

(viii)	non-interest income;

(ix)	general and administrative expense to average assets ratio;

(x)	cash general and administrative expense to average assets ratio;

(xi)	efficiency ratio;

(xii)	cash efficiency ratio;

(xiii)	return on average assets;

(xiv)	cash return on average assets;

(xv)	return on average stockholders' equity;

(xvi)	cash return on average stockholders' equity;

(xvii)	return on average tangible stockholders' equity;

(xviii)	cash return on average tangible stockholders' equity;

(xix)	core earnings;

(xx)	operating income;

(xxi)	operating efficiency ratio;

(xxii)	net interest rate spread;

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(xxiii)	growth in assets, loans (including home equity lines of credit), or deposits;

(xxiv)	loan production volume;

(xxv)	non-performing loans;

(xxvi)	cash flow;

(xxvii)	capital preservation (core or risk-based);

(xxviii)	interest rate risk exposure - net portfolio value;

(xxix)	interest rate risk - sensitivity;

(xxx)	liquidity parameters;

(xxxi)
strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxxii)	stock price (including, but not limited to, growth measures and total shareholder return);

(xxxiii)	increase in book value or tangible book value per share; or

(xxxiv)	any combination of the foregoing.

Performance goals may be expressed on an absolute and/or relative basis, or a before- or after-tax basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, may include or exclude any or all extraordinary or non-recurring items and may be applied on a consolidated basis or to individual business units, divisions or Subsidiaries.
(d)    Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m) so that no adjustments or exercise of discretion results in an increase in compensation with respect to an Award intended to be performance-based compensation. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.
(e)    Treatment on Retirement. Notwithstanding anything herein to the contrary, no Performance Share Award or Performance Unit Award that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability or Involuntary Termination at or following a Change in Control). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

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Section 2.6.    Other Stock-Based Awards.
(a)    Grant of Other Stock-Based Awards. Subject to the limitations of the Amended Plan, the Committee may, in its discretion, grant Other Stock-Based Awards to Participants. Other Stock-Based Awards shall be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Stock, as determined by the Committee to be consistent with the purposes of the Amended Plan, including without limitation, shares of Stock awarded purely as a “bonus” or other “incentive” whether or not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, purchase rights, and Awards valued by reference to the book value of shares of Stock or the value of securities of, or the performance of, specified Subsidiaries.
(b)    Terms and Conditions.
(i)    The Committee shall determine the terms and conditions of such Awards, which may include attainment of performance measures in accordance with Section 2.5(c). Shares of Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, shares of Stock, other Awards, or other property, as the Committee shall determine.
(ii)    Each Other Stock-Based Award granted under the Amended Plan shall be evidenced by an Award Agreement which shall: (A) specify the number of shares of Stock related to the Other Stock-Based Award; (B) specify the date of grant of the Other Stock-Based Award; (C) specify the vesting period or market conditions or performance conditions (including whether the Award constitutes performance-based compensation that is subject to a performance measure under Section 2.5(c) hereof) that must be satisfied in order to vest in the Award; (D) provide the extent to which the Participant may receive Other Stock-Based Awards following termination of the Participant’s employment or Service to the Company or any Subsidiary; and (E) contain such other terms and conditions not inconsistent with the Amended Plan as the Committee may, in its discretion, prescribe.
Section 2.7    Dividend Equivalent Rights.
(a)    In connection with the grant of any equity-based or equity-related Award hereunder, the Committee may grant a Participant a Dividend Equivalent Right with respect to the shares of Stock covered by such Award. Such grant of Dividend Equivalent Rights shall be included in the Award Agreement that evidences the grant of the related equity-based or equity-related Award. Notwithstanding the foregoing, Dividend Equivalent Rights may also be awarded on a free-standing basis in the sole discretion of the Committee. The Award Agreement entered into with the Participant shall be subject to the terms and conditions of the Amended Plan, and the Dividend Equivalent Rights (other than free-standing Dividend Equivalent Rights) shall be subject to all the conditions and restrictions of the underlying Awards to which they relate.
(b)    Each Dividend Equivalent Right represents the right to receive cash dividends that are or would be payable with respect to the shares of Stock underlying the equity-based or equity-related Award to which the Dividend Equivalent Right relates. Dividend Equivalent Rights granted on a free-standing basis will entitle the holder to a right to receive a cash payment equal in value to dividends paid with respect to a specified number of shares of Stock. Any Dividend Equivalent Right granted on a free-standing basis shall be subject to the requirement that ninety-five percent (95%) of all such Awards shall be subject to a vesting requirement of at least one year of Service following the grant of the Dividend Equivalent Right, unless accelerated due to death, Disability or subject to the terms of Article 4 hereof following a Change in Control, provided that the Committee may permit acceleration of vesting of any Dividend Equivalent Right as otherwise permitted by the terms of the Amended Plan. Upon payment of a dividend on shares of Stock of the Company, the Participant holding a Dividend Equivalent Right with respect to equity-based or equity-related Awards shall promptly receive from the Company the amount of cash equal to the amount of the cash dividend paid per share of Stock, multiplied by the number of shares of Stock underlying the related Award.
(c)    In the event an Award granted hereunder is forfeited for any reason, the related Dividend Equivalent Right shall also be forfeited. Unless otherwise determined by the Committee and set forth in the Award Agreement, a Dividend Equivalent Right is payable only while the Participant is an Employee or a Director.
Section 2.8    Vesting of Awards. If the right to become vested in an Award under the Amended Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement, or Involuntary

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Termination of Employment following a Change in Control), and provided that Service as a director emeritus or advisory director shall constitute Service for purposes of vesting. Notwithstanding anything in the Amended Plan to the contrary, ninety-five percent (95%) of all Awards under the Amended Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award, unless accelerated due to death, Disability or subject to the terms of Article 4 hereof following a Change in Control. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of any Award as otherwise permitted by the terms of the Amended Plan.
Section 2.9    Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Amended Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Amended Plan or an Award Agreement pursuant to this Section 2.9 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Amended Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of the Amended Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A. The following rules will apply to an Award which is determined to constitute Deferred Compensation:
(a)    The terms of any such Award, including any authority of the Company or the Committee and rights of a Participant with respect to the Award, shall be limited to those terms permitted under Code Section 409A and the regulations thereunder;
(b)    If a Participant is permitted to elect to defer such Award or any payment under such Award, the election shall be permitted only at times in compliance with Code Section 409A and the regulations thereunder;
(c)    The Company shall have no authority to accelerate or delay distributions relating to such Awards in excess of the authority permitted under Code Section 409A and the regulations thereunder;
(d)    Any distribution of an Award triggered by a Participant’s Termination of Service shall be made only at the time that the Participant has had a “Termination of Service” as defined in Section 8.1(oo)(v) or at such earlier time preceding a Termination of Service that there occurs another event triggering a distribution under the Amended Plan or the applicable Award Agreement in compliance with Code Section 409A and the regulations thereunder;
(e)    In the case of any distribution of such Award, the time and form of payment for such distribution will be specified in the Award Agreement; provided that, if the time and form of payment for such distribution is not otherwise specified in the Amended Plan or an Award Agreement or other governing document, the distribution shall be made in one lump sum amount on March 15 in the calendar year following the calendar year at which the settlement of the Award is specified to occur, any applicable restriction lapses, or there is no longer a substantial risk of forfeiture applicable to such amounts; and
(f)    In the case of any such Award providing for a distribution upon the lapse of a substantial risk of forfeiture, the time and form of payment for such distribution will be specified in the Award Agreement; provided that, if the timing and form of payment of such distribution is not otherwise specified in the Amended Plan or an Award Agreement or other governing document, the distribution shall be made in one lump sum amount on March 15 of the calendar year following the calendar year in which the substantial risk of forfeiture lapses.
Section 2.10    Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option or SAR previously granted under the Amended Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.
Section 2.11    Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Amended Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee, Director or service provider shall vest immediately upon such individual’s death, Disability or, only to the extent set forth in an Award Agreement,

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on the Retirement of the Employee or Director, provided however, that Performance Share Awards, Performance Unit Awards or other Awards intended to qualify as performance-based compensation under Code Section 162(m) (other than a Stock Option or SAR award unless subject to performance based criteria) will not immediately vest on Retirement but may vest to the extent set forth in Section 2.5(e). Unless otherwise provided in an Award Agreement, the following provisions shall apply to each Award granted under the Amended Plan:
(a)    Upon a Participant’s Termination of Service for any reason other than Disability, Retirement, death or Termination for Cause, Stock Options and SARs shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options and SARs may be exercised only for a period of three months following termination, and any Restricted Stock Awards and other Awards that have not vested as of the date of termination shall expire and be forfeited.
(b)    In the event of a Termination of Service for Cause, Restricted Stock Awards and all other Awards granted to a Participant under the Amended Plan not exercised or vested shall expire and be forfeited.
(c)    Upon Termination of Service for reason of Disability or death, all Stock Options and SARs shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all other Awards, other than any Award that is intended to qualify as performance-based compensation under Code Section 162(m), shall become fully vested at the date of Termination of Service. Options and SARs may be exercised for a period of one year following (or for the remaining term, if less) Termination of Service, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following termination of employment due to Disability, and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of termination of employment.
(d)    If specified in a Participant’s Award Agreement, upon Termination of Service because of Retirement, all Stock Options and SARs shall be exercisable as to all shares subject to an outstanding Award (except those that are subject to performance-based criteria), whether or not then exercisable at the date of Termination of Service and for a period of one year (or for the remaining term, if less). Other Awards, other than those Awards the vesting of which is based on satisfaction of performance-based conditions subject to Code Section 162(m), shall become fully vested on Retirement only to the extent set forth in a Participant’s Award Agreement.
(e)    The effect of a Change in Control on the vesting or exercisability of Stock Options, SARs and Restricted Stock Awards and other Awards is as set forth in Article 4 hereof.
Article 3. Shares Subject to Plan

Section 3.1    Available Shares.  The shares of Stock with respect to which Awards may be made under the Amended Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.
Section 3.2    Share Limitations.
(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Amended Plan shall be equal to Eight Million Four Hundred Fifty Thousand (8,450,000) shares of Stock. All of these shares available for delivery to Participants under the Amended Plan were originally authorized for delivery under the 2008 Equity Plan, but were not awarded or delivered to Participants prior to the expiration of the 2008 Equity Plan. Any of such shares of Stock may be delivered pursuant to Stock Options (all of which may be granted as ISOs), Restricted Stock Awards or other Awards settled in Stock. The aggregate number of shares available for grant under the Amended Plan and the number of shares of Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 3.4.
(b)    Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option or SAR (other than a tandem SAR), a Restricted Stock Award, or other Award settled in Stock, the number of shares of Stock available for the granting of additional Stock Options, SARs, Restricted Stock Awards, or other Awards settled in Stock shall be reduced by the number of shares of Stock subject to such Stock Option, SAR or other Award grant. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards) under the Amended Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number

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of shares of Stock available for delivery under the Amended Plan; except that if shares of Stock are withheld to satisfy taxes, then any shares of Stock withheld in excess of the minimum statutory withholding tax rate shall no longer be available for grant under this Plan.
Section 3.3    Limitations on Grants to Individuals.
(a)    Options and SARs.  The maximum number of shares of Stock that may be subject to Stock Options or SARs granted to any one Participant during any calendar year shall be Four Million Nine Hundred Thousand shares (4,900,000), all of which may be granted as ISOs, subject to the limits under Code Section 422(d). For purposes of this Section 3.3(a), if a Stock Option is granted in tandem with a SAR such that the exercise of the Stock Option or SAR with respect to a share of Stock cancels the tandem SAR or Stock Option right, respectively, with respect to such share, the tandem Stock Option and SAR rights with respect to each share of Stock shall be counted as covering one share of Stock for purposes of applying the limitations of this Section 3.3.
(b)    Restricted Stock Awards and Restricted Stock Unit Awards.  The maximum number of shares of Stock that may be subject to Restricted Stock Awards or Restricted Stock Unit Awards described under Section 2.1(c) and (d) which are granted to any one Participant during any calendar year shall be Two Million Four Hundred Thousand shares (2,400,000).
(c)    SARs Settled in Cash.  The maximum annual dollar amount that may be payable to a Participant pursuant to cash settled SARs described under Section 2.1(b) which are granted to any one Participant during any calendar year shall be Two Million Four Hundred Thousand Dollars ($2,400,000).
(d)    Performance Unit Awards or Performance Share Awards. The maximum aggregate Award of Performance Unit Awards or Performance Share Awards that a Participant may receive in any one plan year shall be Two Million Four Hundred Thousand shares (2,400,000) if such Award is payable in shares of Stock, or equal to the value of Two Million Four Hundred Thousand shares (2,400,000) of Stock if such Award is payable in cash or property other than shares of Stock, determined as of the earlier of vesting or the payout date, as applicable.
Section 3.4    Corporate Transactions.
(a)    General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Amended Plan and/or under any Award granted under the Amended Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, SARs, Restricted Stock Awards, or other Awards in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable with respect to outstanding Stock Options, SARs, Restricted Stock Awards, or other Awards and (iii) the Exercise Price of Stock Options and SARs. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, SARs, Restricted Stock Awards, and other Awards (including, without limitation, cancellation of Stock Options, SARs, Restricted Stock Awards, and other Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Stock Options, SARs or Restricted Stock Awards and other Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.
(b)    Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options or SARs granted under the Amended Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or SARs having substantially the same terms and conditions as the outstanding Stock Options under the Amended Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger, provided, however, that to the extent that the acquiring company has indicated an intent not to assume the Stock Options or

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SARs, the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options and SARs be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option or SAR being canceled.
Section 3.5    Delivery of Shares.  Delivery of shares of Stock or other amounts under the Amended Plan shall be subject to the following:
(a)    Compliance with Applicable Laws.  Notwithstanding any other provision of the Amended Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Amended Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.
(b)    Certificates.  To the extent that the Amended Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
Article 4. Change in Control

Section 4.1    Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Amended Plan or as determined by the Committee and set forth in the terms of any Award Agreement:
(a)    At the time of an Involuntary Termination of Employment (as defined in Section 8.1 hereof) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options and SARs then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option or SAR).
(b)    At the time of an Involuntary Termination of Employment (as defined in Section 8.1 hereof) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Restricted Stock Awards described in Section 2.1(c), Restricted Stock Unit Awards described in Section 2.1(d), and Other Stock-Based Awards described in Section 2.1(g), shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which is based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.
(c)    In the event of a Change in Control, any performance measure attached to an Award under the Amended Plan shall be deemed satisfied as of the date of the Change in Control.
Section 4.2    Definition of Change in Control.  For purposes of the Amended Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:
(a)    any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of the Amended Plan: (a) the term “Person” shall not include (1) the MHC, the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Amended Plan), and any trustee or other fiduciary holding securities under any such plan (but only with respect to securities held under any such plan), or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or
(b)    the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or
(c)    a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or

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a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or
(d)    a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In addition, and notwithstanding the foregoing, a Change in Control shall not be deemed to occur as a result of or in connection with a second step conversion of the MHC to stock form, unless otherwise provided in the Award Agreement. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.
Article 5. Committee

Section 5.1    Administration. The Amended Plan shall be administered by the members of the Compensation Committee of the Company, which shall have not less than two Disinterested Board Members as long as the performance-based pay exception of Section 162(m) of the Code (the “Exception”) remains in effect. If the Committee has fewer than two Disinterested Board Members while the Exception remains in effect, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to have at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that will be subject to the Exception. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Amended Plan with the same force and effect under the Amended Plan as if done or exercised by the Committee.
Section 5.2    Powers of Committee.  The Committee’s administration of the Amended Plan shall be subject to the following:
(a)    Subject to the provisions of the Amended Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees, Directors and service providers, those persons who shall receive Awards, to determine the time or times of receipt of Awards, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards (subject to the conditions of Sections 6.1 and 7.17) and, except with respect to Performance Awards intended to be subject to Code Section 162(m) or time-based vested Awards following a Change in Control, to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.
(b)    The Committee will have the authority and discretion to interpret the Amended Plan, to establish, amend and rescind any rules and regulations relating to the Amended Plan, and to make all other determinations that may be necessary or advisable for the administration of the Amended Plan.
(c)    The Committee will have the authority to define terms not otherwise defined herein.
(d)    Any interpretation of the Amended Plan by the Committee and any decision made by it under the Amended Plan is final and binding on all persons.
(e)    In controlling and managing the operation and administration of the Amended Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

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Section 5.3    Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Amended Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Amended Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Amended Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegatees shall be treated hereunder as acts of the Committee and such delegatees shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.
Section 5.4    Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Amended Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Amended Plan.
Section 5.5    Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.
Article 6. Amendment and Termination

Section 6.1    General.  The Board may, as permitted by law, at any time, amend or terminate the Amended Plan, and may amend any Award Agreement, provided that no amendment or termination may cause the Award to violate Code Section 409A, or, except as provided in Section 2.9, Section 3.4 and Section 6.2, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Amended Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Amended Plan; (b) materially increase the aggregate number of securities which may be issued under the Amended Plan, other than pursuant to Section 3.4; (c) materially modify the requirements for participation in the Amended Plan; or (d) expand the types of Stock Options or Awards provided under the Amended Plan unless the amendment under (a), (b), (c) or (d) above is approved by the Company’s stockholders.
Section 6.2    Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in the Amended Plan or any Award Agreement to the contrary, the Committee may amend the Amended Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Amended Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Amended Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under the Amended Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.9 to any Award granted under the Amended Plan without further consideration or action.

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Article 7. General Terms

Section 7.1    No Implied Rights.
(a)    No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Amended Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Amended Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Amended Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Amended Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b)    No Contractual Right to Employment or Future Awards.  the Amended Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Amended Plan, unless such right or claim has specifically accrued under the terms of the Amended Plan.  No individual shall have the right to be selected to receive an Award under the Amended Plan or, having been so selected, to receive a future Award under the Amended Plan.
(c)    No Rights as a Stockholder. Except as otherwise provided in the Amended Plan, no Award under the Amended Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
Section 7.2    Transferability.  Except as otherwise so provided by the Committee, ISOs under the Amended Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the date of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) and SARs (other than SARs granted in tandem with ISOs) under the Amended Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant. No other Awards shall be transferable prior to the time that such Awards vest in the Participant.
Section 7.3    Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under the Amended Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under the Amended Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.
Section 7.4    Non-Exclusivity.  Neither the adoption of the Amended Plan by the Board nor the submission of the Amended Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or Stock Options otherwise than under the Amended Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.
Section 7.5    Award Agreement.  Each Award granted under the Amended Plan shall be evidenced by an Award Agreement signed by the Participant who receives such Award. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.
Section 7.6    Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Amended Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Amended Plan, as the Committee shall require.

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Section 7.7    Evidence.  Evidence required of anyone under the Amended Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.
Section 7.8    Tax Withholding.  Where a Participant is entitled to receive cash or shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax which the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover up to the maximum amount permitted to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the required federal, state and local tax withholding by, (i) with respect to a Stock Option or SAR settled in Stock, reducing the number of shares of Stock subject to the Stock Option or SAR (without issuance of such shares of Stock to the option holder) by a number equal to the quotient of (a) the total amount of tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; (ii) with respect to a Restricted Stock Award, or any other Award settled in Stock, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy up to the maximum amount of tax withholding; or (iii) with respect to a SAR or other Award settled in cash, withholding an amount of cash. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an Award under Financial Accounting Standards Board Topic 718, is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.
Section 7.9    Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.
Section 7.10    Successors.  All obligations of the Company under the Amended Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.
Section 7.11    Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Amended Plan, and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her; provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
Section 7.12    No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Amended Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 7.13    Governing Law.  the Amended Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Ohio without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in Cuyahoga County, Ohio, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Amended Plan. By accepting any Award under the Amended Plan, each Participant, and any other person claiming any rights under the Amended Plan, agrees to submit himself or herself, and any such legal action as he or she shall bring under the Amended Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

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Section 7.14    Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Amended Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
Section 7.15    Validity.  If any provision of the Amended Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Amended Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.
Section 7.16    Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Amended Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:
(a)    in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b)    in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or
(c)    in the case of email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.
Section 7.17    Forfeiture Events; Clawback.
(a)    The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, clawback, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.
(b)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance of filing with the Unites States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.
In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.
Section 7.18    Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the ten year anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

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Section 7.19    Regulatory Requirements. The grant and settlement of Awards under the Amended Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.
Article 8. Defined Terms; Construction

Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
(a)    “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.
(b)    “Award” means any Stock Option, SAR, Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award, Performance Unit Award or Other Stock Based Award, or any or all of them, or any other right or interest relating to Stock or cash, granted to a Participant under the Amended Plan.
(c)    “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Amended Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.
(d)    “Board” means the Board of Directors of the Company.
(e)    If a Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of the Amended Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) a Participant's conviction of a felony or of any lesser criminal offense involving moral turpitude; (ii) a Participant's willful commission of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) a Participant's commission of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) a Participant's continuing willful failure to perform his or her duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.
(f)    “Change in Control” has the meaning ascribed to it in Section 4.2.
(g)    “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(h)    “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(i)    “Committee” means the Committee acting under Article 5.
(j)    “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.
(k)    “Director” means a member of the Board of Directors of the Company or a Subsidiary.
(l)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, except as otherwise provided in the following sentence, for purposes of the Amended Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition or in the event an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Participant’s Disability, “Disability” or “Disabled” means that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months,

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receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.
(m)    “Disinterested Board Member” means a member of the Board who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company; (iv) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction with the Company or its Subsidiaries, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.
(n)    “Dividend Equivalent Rights” has the meaning ascribed to it in Section 2.7.
(o)    “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Amended Plan.
(p)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(q)    “Excluded Transaction” means (i) a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the Amended Plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction; and (ii) a second-step conversion of the MHC.
(r)    “Exercise Price” means the price established with respect to a Stock Option or SAR pursuant to Section 2.2.
(s)    “Fair Market Value” means, with respect to a share of Stock on a specified date:
(i) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or
(ii) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or
(iii) if (i) and (ii) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirement of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.
(t)    A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company, any Subsidiary or any successor thereto upon the occurrence of any of the following events following a Change in Control: (i) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (ii) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (iii) any reduction of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (iv)

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any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (v) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of the Employee Participant’s total compensation package; or (vi) a change in the Employee Participant’s principal place of employment, without the Employee Participant’s consent, to a place that is both more than twenty-five (25) miles away from the Employee Participant’s principal residence and more than fifteen (15) miles away from the location of the Employee Participant’s principal executive office prior to the Change in Control.
(u)    “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.
(v)    “Incumbent Directors” means:
(i)    the individuals who, on the date hereof, constitute the Board; and
(ii)    any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments
(w)     “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by a Participant Employee for Good Reason.
(x)    “ISO” has the meaning ascribed to it in Section 2.1(a).
(y) “MHC” means Third Federal Savings and Loan Association of Cleveland, MHC.

(z) “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(aa) “Other Stock-Based Awards” means an equity-based or equity-related Award granted under Section 2.6 not otherwise described by the terms of the Amended Plan.

(bb) “Participant” means any individual who has received, and currently holds, an outstanding Award under the Amended Plan.

(cc) “Performance Share Award” has the meaning ascribed to it in Section 2.5(a).

(dd) “Performance Unit Award” and “Performance Unit” have the meanings ascribed to them in Section 2.5(b).

(ee) “Restricted Stock Award” has the meaning ascribed to it in Section 2.3.

(ff) “Restricted Stock Unit Award” and “Restricted Stock Unit” has the meaning ascribed to them in Section 2.4.

(gg)    “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee or Service as a Director on or after the occurrence of any of the following:
(i)    the attainment of age 75 by an Employee or Director;

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(ii)    the attainment of age 62 by an Employee or Director and the completion of 15 years of continuous employment or Service as an Employee or Director; or
(iii)    the completion of 25 years of continuous employment or Service as an Employee or Director.
Years of employment as an Employee or Service as a Director shall be aggregated for the purposes of this definition for any years of employment as an Employee or Service as a Director that did not occur simultaneously.
(hh)    “SAR” has the meaning ascribed to it in Section 2.1(b).
(ii)    “SEC” means the Securities and Exchange Commission.
(jj)    “Securities Act” means the Securities Act of 1933, as amended from time to time.
(kk)    “Service” means service as an Employee, consultant, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.
(ll)    “Stock” means the common stock of the Company, $0.01 par value per share.

(mm) “Stock Option” means an ISO or a Non-Qualified Option.

(nn)     “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(oo)    “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
(i)    The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(ii)    The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section (oo), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).
(iii)    If, as a result of a sale or other transaction, the Subsidiary for whom a Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and following the transaction the Participant is not an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.
(iv)    A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).
(v)    Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraph of this sub-section “(oo),” the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Amended Plan constitutes Deferred

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Compensation (as defined in Section 2.9 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of the Amended Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or, with respect to an employee, the level of further Services performed will not exceed 49% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.
(vi)    With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.
(pp)    “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without any pre-condition or contingency.
(qq)    “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.
Section 8.2    In the Amended Plan, unless otherwise stated or the context otherwise requires, the following uses apply:
(a)    actions permitted under the Amended Plan may be taken at any time and from time to time in the actor’s reasonable discretion;
(b)    references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
(c)    in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;
(d)    references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
(e)    indications of time of day mean Ohio time;
(f)    “including” means “including, but not limited to”;
(g)    all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to the Amended Plan unless otherwise specified;
(h)    all words used in the Amended Plan will be construed to be of such gender or number as the circumstances and context require;
(i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to the Amended Plan have been inserted solely for convenience of reference and shall not be considered a part of the Amended Plan nor shall any of them affect the meaning or interpretation of the Amended Plan or any of its provisions;
(j)    any reference to a document or set of documents in the Amended Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(k)    all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

B 23

TFS FINANCIAL CORPORATION
ATTN: CORPORATE SECRETARY
7007 BROADWAY AVENUE
CLEVELAND, OH 44105

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. **Please note that if you are a 401(k) or ASOP participant, your vote must be received by 3:00 A.M., February 17, 2018.** Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. **Please note that if you are a 401(k) or ASOP participant, your vote must be received by 3:00 A.M., February 17, 2018.** Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1A Anthony J. Asher	☐	☐	☐
1B Ben S. Stefanski III	☐	☐	☐
1C Meredith S. Weil	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000349744_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice of Annual Meeting of Stockholders and Proxy Statement is/are available at www.proxyvote.com .

TFS FINANCIAL CORPORATION
Annual Meeting of Stockholders
February 22, 2018 9:00 AM
This proxy is solicited by the Board of Directors

REVOCABLE PROXY

The undersigned hereby appoints Marc A. Stefanski and Meredith S. Weil with full power of substitution to vote, as indicated herein, all the shares of common stock of TFS FINANCIAL CORPORATION held of record by the undersigned on December 26, 2017, at the Annual Meeting of Stockholders to be held on February 22, 2018, or any adjournment thereof, with all the powers the undersigned would possess if then and there personally present.

This proxy, when properly executed, will be voted as specified by the stockholder. If no such specifications are made, the proxy will be voted to elect the nominees described in item 1 and FOR proposals 2, 3, 4 and 5.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000349744_2 R1.0.1.17